As filed with the Securities and Exchange Commission on March 31, 2004.

Registration Nos. 33-36528;

811-6161

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.          ☐

Post-Effective Amendment No. 87 ☒

REGISTRATION STATEMENT

Under

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 93 ☒

PIMCO FUNDS: MULTI-MANAGER SERIES

(Exact Name of Registrant as Specified in Charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

(800) 427-4648

(Registrant’s telephone number, including area code)

Stephen J. Treadway

c/o PIMCO Advisors

Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Name and address of agent for service:

Copies to:

Newton B. Schott, Jr., Esq.

c/o PIMCO Advisors

Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☒ On March 31, 2004 pursuant to paragraph (b)

☐ On [date] pursuant to paragraph (a)(1)

☐ On [date] pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The prospectus contained in this post-effective amendment relates only to the PIMCO RCM Europe Fund, a new series of the Trust. No information relating to any other series or class of series of the Trust is amended or superseded hereby.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

PIMCO FUNDS: MULTI-MANAGER SERIES

PIMCO RCM Europe Fund

March 31, 2004

This Prospectus describes PIMCO RCM Europe Fund, a mutual fund offered by PIMCO Funds: Multi-Manager Series (the “Trust”). The Fund provides access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management” or the “Adviser”) and its investment management affiliate, RCM Capital Management LLC (“RCM”), which is the Sub-Adviser for the Fund. PIMCO Advisors Fund Management’s and RCM’s institutional heritage is reflected in the Fund offered in this Prospectus.

This Prospectus concisely describes the information which investors ought to know about the Fund before investing. Please read this Prospectus carefully and keep it for further reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund described in this Prospectus is not offered to the public at the present time. The Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

Prospectus        1

2        PIMCO Funds: Multi-Manager Series

Summary Information

The table below lists the investment objective and compares certain investment characteristics of the Fund. Other important characteristics are described in the Fund Summary beginning on page 4.

	Fund Name	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
International Fund	RCM Europe	Long-term capital appreciation	Equity securities of European issuers	70-95	All capitalizations

Fund Description, Performance and Fees	The following Fund Summary identify the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary.

Note	It is possible to lose money on investments in the Fund. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to percentage investment limitations, as discussed in the Fund Summary. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

Prospectus        3

PIMCO RCM Europe Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of European companies	Approximate Capitalization Range All capitalizations

		Approximate Number of Holdings 70-95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe, or that have at least 50% of their assets in Europe. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries. The Fund may also from time to time invest a significant portion of its assets in financial sector stocks.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth, rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI Europe Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark. The Fund is “non-diversified,” which means that it invests in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The Fund may also use derivatives for leverage. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

The Fund is not offered to the public at the present time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Market Risk	• Derivatives Risk	• Leveraging Risk

	• Issuer Risk	• Sector Specific Risk	• Credit Risk

	• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk

	• Smaller Company Risk	• Currency Risk	• Management Risk

	• Liquidity Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

4        PIMCO Funds: Multi-Manager Series

PIMCO RCM Europe Fund (continued)

Performance Information	The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

	Shareholder Fees (fees paid directly from your investment)	None

	Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%(1)

(1)      The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Net Fund Operating Expenses(2)
Institutional Class	0.80%	None	2.53%	3.33%	(2.03%)	1.30%

(1)      Other Expenses reflects a 0.50% Administrative Fee paid by the Class and 2.03% in organizational expenses (“Organizational Expenses”) based on estimated amounts for the Fund’s current fiscal year.

(2)      Net Expenses reflects the effect of a contractual agreement by the Adviser to waive its advisory or administrative fee and/or reimburse the Fund to the extent that Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.30% for Institutional Class shares during the Fund’s initial fiscal year (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts in future periods, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples. The Examples below, which are based on estimated amounts for the Fund’s current fiscal year, are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Institutional Class	$131	$400

Prospectus        5

Summary of Principal Risks

The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors can affect that value. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary and are summarized in this section. The Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money on the Fund.

Market Risk	The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Growth Securities Risk	The Fund may place particular emphasis on equity securities of companies that its portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk	The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

Liquidity Risk	The Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk	The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Fund may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund’s use of derivatives

6        PIMCO Funds: Multi-Manager Series

may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks	In addition to other risks, funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Financial Sector Related Risk. Because the Fund may from time to time invest a significant percentage of its assets in financial sector securities, factors that affect the financial sector may have a greater effect on the Fund than they would on a fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.

The Fund may from time to time invest a substantial portion of its assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (non-U.S.) Investment Risk	A fund, such as the Fund, that invests in foreign securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Because the Fund invests most of its assets in Europe, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Specifically, because the Fund may invest more than 25% of its assets in France, Germany or the United Kingdom, the Fund may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to the Fund’s investment in foreign securities.

EMU Countries Risk. The Fund will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Currency Risk	The Fund will invest a significant portion of its assets in securities that trade in or receive revenues in euros.. Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk	Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Because the Fund invests primarily in European companies, it is especially subject to this risk. Similarly, the Fund invests in a relatively small number of issuers and is, therefore, “non-diversified,” it may be subject this risk to a greater extent because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Fund may from time to time have greater risk to the extent it invests a substantial portion of its assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Prospectus        7

Leveraging Risk	Leverage, including borrowing, will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Turnover Risk	A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund’s after-tax returns. The trading costs of tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Credit Risk	The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk	The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and the portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

8        PIMCO Funds: Multi-Manager Series

Management of the Fund

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through other selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”). As of December 31, 2003, the Adviser and its investment management affiliates had approximately $469 billion in assets under management.

The Adviser has retained its investment management affiliate (the “Sub-Adviser”), RCM Capital Management LLC (“RCM”), to manage the Fund’s investments. The Adviser has retained its affiliate, Pacific Investment Management Company LLC, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees	The Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

The Fund commenced investment operations on March 31, 2004 and commenced paying advisory fees to the Adviser as of such date. The Fund pays monthly advisory fees to the Adviser at the annual rate of 0.80% of the Fund’s average daily net assets.

Administrative Fees

The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Institutional Class shareholders of the Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Institutional Class shareholders and also bears the costs of most third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust’s disinterested Trustees.

Institutional Class shareholders of the Fund pay PIMCO Advisors Fund Management monthly administrative fees at the annual rate of 0.50% of the Fund’s average daily net assets attributable in the aggregate to its Institutional Class.

Sub-Adviser

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its holding company, RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of ADAM of America. RCM was originally formed as a Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM provides advisory services to mutual funds and institutional accounts. As of December 31, 2003, RCM had approximately $31.1 billion in assets under management.

The Fund is managed by Andreas E. F. Utermann. Mr. Utermann joined Allianz Dresdner Asset Management in October 2002 as Global Chief Investment Officer of Equities. Mr. Utermann, who is based in London, is also the Global Chief Investment Officer of RCM and the Chief Executive Officer of Allianz Dresdner Asset Management in the UK. Mr. Utermann manages European equity portfolios for RCM and chairs the firm’s Global Policy Council. Prior to joining Allianz Dresdner Asset Management, he worked for twelve years at Merrill Lynch Investment Managers (formerly Mercury Asset Management), where he was the Global Head and Chief Investment Officer of Equities.

Prospectus        9

Adviser/Sub-Adviser Relationship	Shareholders of the Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor	The Trust’s Distributor is PIMCO Advisors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters	On February 10, 2004, the Trust’s Independent Trustees informed PEA Capital LLC (“PEA”), an affiliate of PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management”), of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in funds sub-advised by PEA. On February 16, 2004, PEA agreed to pay approximately $1.6 million to the funds involved. This amount represents profits that would otherwise have been realized by fund shareholders as well as PEA’s decision to pay the funds an amount equal to all fees paid on assets of the short-term trader invested in the funds and other collective investment advisory vehicles managed by PEA to PIMCO Advisors Fund Management, PEA and PIMCO Advisors Distributors LLC (“PAD”). The PEA payments were not greater than or equal to 1/2 of 1% of the net asset value of any fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors Fund Management and PEA that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PAD, Pacific Investment Management Company LLC (“PIMCO”) and Allianz Dresdner Asset Management of America L.P. (“ADAM”) had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PIMCO Advisors Fund Management, PEA, PAD, PIMCO and/or ADAM, they and their affiliates (including the Fund’s sub-adviser) would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PIMCO Advisors Fund Management, PEA, PAD, PIMCO, ADAM and the sub-adviser would in turn seek exemptive relief from the Commission, as contemplated by the Investment Company Act, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PIMCO Advisors Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors Fund Management, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the funds and of the series of PIMCO Funds: Pacific Investment Management Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO funds’ brokerage recognition and revenue-sharing arrangements.

Since February, 2004, PIMCO Advisors Fund Management, PEA, PAD and certain of their affiliates, the Fund’s sub-adviser, other PIMCO funds and the Trustees of the Trust have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO Advisors Fund Management, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming PIMCO Advisors Fund Management, PEA, PAD, other PIMCO Funds, the Trust, the Trustees and/or their affiliates.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO Advisors Fund Management, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Fund or on PIMCO Advisors Fund Management’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

10        PIMCO Funds: Multi-Manager Series

Investment Options — Institutional Class Shares

General

The Trust offers investors Institutional Class shares of the Fund in this Prospectus. This section provides information about Institutional Class shares only. HOWEVER, THE FUND DESCRIBED IN THIS PROSPECTUS IS NOT OFFERED TO THE PUBLIC AT THE PRESENT TIME. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Arrangements with Service Agents	Institutional Class shares of the Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases, Redemptions and Exchanges

Investors may purchase Institutional Class shares of the Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase Institutional Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

• Investment Minimums. The minimum initial investment for Institutional Class shares of the Fund is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000. At the discretion of the Adviser, the minimum initial investment may be waived for Institutional Class shares offered to clients of the Adviser, the Fund’s sub-administrator, Pacific Investment Management Company, or to clients of the sub-advisers to the Trust’s Funds, and their affiliates, and to the benefit plans of the Adviser and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

• Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent for Institutional Class shares, Boston Financial Data Services-Midwest (the “Transfer Agent”), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a

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day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

• Initial Investment. Investors may open an account for Institutional Class shares by completing and signing a Client Registration Application and mailing it to PIMCO Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or PIMCO Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to the Transfer Agent, Boston Financial Data Services-Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, Fund name and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

• Additional Investments. An investor may purchase additional Institutional Class shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

• Other Purchase Information. Purchases of the Fund’s Institutional Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of Institutional Class shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Institutional Class shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

12        PIMCO Funds: Multi-Manager Series

• Retirement Plans. Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

• Redemption Fees. Investors in Institutional Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. There may be a delay, usually not to exceed ten days, between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Fund in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when the Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Redeeming Shares	•Redemptions by Mail. An investor may redeem (sell) Institutional Class shares by submitting a written request to PIMCO Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or PIMCO Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund’s name, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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• Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of Institutional Class shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-816-421-2861, by sending an e-mail to pimcoteam@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund’s name and the class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

• Other Redemption Information. Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed

14        PIMCO Funds: Multi-Manager Series

by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege	Except as provided below or in the applicable funds’ or series prospectus(es), an investor may exchange Institutional Class shares of the Fund for shares of the same class of any other fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of the Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Fund within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. For example, the Trust may limit the number of “round trip” transactions investors may make. An investor makes a “round trip” transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days’ prior notice whenever it is reasonably able to do so.

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Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund’s underlying beneficial owners.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name. 2. Date of birth (for individuals). 3. Residential or business street address. 4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap Securities may also be calculated using the NASDAQ Official Closing Price (“NOCP”) instead of the last reputed sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time.

The Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-927-4648.

Tax Consequences

• Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that

Prospectus        17

generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

• Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

• A Note on Foreign Investments. The Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

• Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the “Act”). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before September 30, 2008:

• the long-term capital gain rate applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

•      provided holding period and other requirements are met by the Fund, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income.” Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

Fund dividends representing distributions of interest income and net short term capital gains derived from the Fund’s debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used

18        PIMCO Funds: Multi-Manager Series

by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio management team can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the portfolio management team. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Fixed Income Securities and Defensive Strategies	Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Under normal market conditions, the Fund will invest primarily in equity securities. In addition, the Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the Fund’s portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that the Fund should adopt a temporary defensive posture, the Fund may hold all or a substantial portion of its assets in investment grade debt securities, which may be debt obligations issued or guaranteed by the U.S. government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

Companies With Smaller Market Capitalizations	The Fund may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earning potential or assets.

Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

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Initial Public Offerings	The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities	The Fund invests in the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. The Sub-Adviser expects that the Fund’s foreign investments will primarily be traded on recognized foreign securities exchanges. However, the Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when the Sub-Adviser believes that such securities meet the Fund’s investment criteria. The Fund also may invest in securities that are not publicly traded either in the U.S. or in foreign markets.

The Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities	The Fund may invest in securities of issuers based in or that trade principally in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies	A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Fund is particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio management team. The Fund may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between

Prospectus        21

the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate Debt Securities	The Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Securities	The Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives	The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its non-principal investment strategies. The Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. The Fund may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

22        PIMCO Funds: Multi-Manager Series

Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the portfolio management team incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities	The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign (non-U.S.) Securities” above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities	The Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

Prospectus        23

The Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities	Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Fund may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities	For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Short Sales	The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, the Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions	The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Fund will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	The Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with

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procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. The Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for the Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Adviser or its affiliates.

Illiquid Securities	The Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies	The Fund may invest in securities of other investment companies, such as closed-end management investment companies and exchange traded funds, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or sub-advised by the Adviser or its affiliates.

Portfolio Turnover	The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (i.e., in excess of 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Changes in Investment Objectives and Policies	The Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. The Fund will not change its policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe, or that have at least 50% of their assets in Europe, unless the Fund provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in the Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Fund	In addition to the risks described under “Summary of Principal Risks” above and in this section, the Fund is newly formed and therefore has limited performance history for investors to evaluate. Also, it is possible that the Fund may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s size, may have a disproportionate impact on the Fund’s performance results. The Fund would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

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Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Fund’s investments refer to net assets plus borrowings made for investment purposes.

Other Investments and Techniques	The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. In addition, the Fund may use GrassrootsSM Research in addition to its traditional research activities. GrassrootsSM Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

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Financial Statements

Because the Fund has just commenced operations, financial statements are not available.

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INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO Funds: Multi - Manager Series	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services–Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

28        PIMCO Funds: Multi-Manager Series

PIMCO FUNDS: MULTI-MANAGER SERIES

PIMCO RCM Europe Fund

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2004

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of the PIMCO RCM Europe Fund (the “Fund”), as supplemented from time to time. The Fund is a separate investment series of PIMCO Funds: Multi-Manager Series (the “Trust”). The Fund does not intend to offer its shares to the public at this time. The Fund may in the future offer shares to the public, as discussed in the Prospectus of the Fund dated March 31, 2004. The aforementioned prospectus, as from time to time revised or supplemented, is referred to herein as the “Prospectus.” Since the Fund is newly formed, there are no financial statements or shareholder reports for the Fund. A copy of the Prospectus may be obtained free of charge at the addresses and telephone number(s) listed below.

PIMCO Funds: Multi-Manager Series

840 Newport Center Drive

Newport Beach, California 92660

Telephone: 1-800-927-4648

                     1-800-987-4626 (PIMCO Infolink Audio Response Network)

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THE TRUST

PIMCO Funds: Multi-Manager Series (the “Trust”), is an open-end management investment company (“mutual fund”) that currently consists of forty-five separate investment series. The PIMCO RCM Europe Fund (the “Fund”) is not “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund invests directly in equity securities and other securities and instruments.

The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to its current name. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund.

The adviser to the Fund is PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management” or the “Adviser”). PIMCO Advisors Fund Management LLC is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Adviser has retained its investment management affiliate, RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), to manage the Fund’s investments.

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may employ other investment practices and may be subject to additional risks which are described below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, the Fund may engage in each of the practices described below.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Borrowing

Subject to the limitations described under “Investment Restrictions” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders.

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

Corporate Debt Securities

The Fund may invest in corporate debt securities and/or hold their assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Among the corporate debt securities in which the Fund may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

Under normal market conditions, the Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. RCM does not currently intend to purchase U.S. or foreign debt securities on behalf of the Fund except on an occasional basis when RCM believes that unusually attractive investments are available. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by S&P, Moody’s or another recognized international rating organization.

High Yield Securities (“Junk Bonds”)

The Fund may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Sub-Adviser. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”)) or (2) if unrated, determined by the Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s and S & P’s securities ratings are included in Appendix A.

The Fund may invest a portion of its assets in fixed income securities (including convertible securities) rated lower than Baa by Moody’s or lower than BBB by S&P (including securities rated lower than B by Moody’s or S&P) or, if not rated, determined by the Sub-Adviser to be of comparable quality. Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investors should consider the risks associated with high yield securities before investing in the Fund. Although the Fund reserves the right to do so at any time, as of the date of this Statement of Additional Information, the Fund does not invest nor has the present intention to invest more than 5% of its assets in high yield securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. The Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by the Fund are described as “speculative” by both Moody’s and S&P.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of the Fund’s investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser’s creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer’s continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in the Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, the Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, the Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Asset-Backed Securities” below.

Zero Coupon, Pay-in-Kind and Step Coupon Securities

The Fund may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or securities with a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Convertible Securities

The Fund may invest in convertible securities. The Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or Standard & Poor’s. The Fund will not invest more than 15% of its individual net assets in such synthetic securities.

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Non-U.S. Securities” in this Statement of Additional Information. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivative Instruments” below. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Non-U.S. Securities

The Fund may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities, including preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Fund invests mainly in common stocks of non-U.S. issuers and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts (“ADRs”)). The Fund may also invest in European Depository Receipts (“EDRs”) or Global Depository Receipts (“GDRs”). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or “emerging market”) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Special Risks of Investing in Russian and Other Eastern European Securities. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia’s continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include: (a) delays in settling portfolio transactions and the risk of loss arising out of Russia’s system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called “financial-industrial groups” have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Fund’s Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Foreign Currencies

The Fund may employ currency management techniques to enhance its total returns, although there is no current intention to do so. The Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance returns, they are considered speculative. In addition, the Fund may enter into forward foreign currency exchange contracts, may buy and sell foreign currency futures contracts, foreign currencies and options on foreign currencies and foreign currency futures and enter into currency swaps transactions.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund may enter into forward foreign currency exchange contracts for purposes of hedging or to seek to increase total return when the Sub-Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio. The Fund may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Special Risks Associated with the Introduction of the Euro. The gradual introduction of a single currency, the euro, beginning on January 1, 1999 for participating European nations in the European Economic and Monetary Union continues to present unique uncertainties for European securities in the markets in which they trade and with respect to the operation of funds that invest in securities denominated in European currencies and other European securities, such as the Fund. The introduction of the euro is resulting in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will function correctly, whether clearing and settlement payment systems developed for the new currency will be suitable, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro, and possible adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Fund.

Other Investment Companies. The laws of some foreign countries may make it difficult or impossible for the Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, the Fund may invest up to 10% of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. The Fund may not acquire more than 3% of the outstanding voting securities of any other investment company. If the Fund invests in other investment companies, it will bear its proportionate share of the other investment companies’ management or administrative fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.

Bank Obligations

The Fund may invest in bank obligations. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. The Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

The Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Fund may invest in obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of U.S. dollar-denominated obligations of domestic issuers. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. Dollar and a foreign currency or currencies.

Money Market Instruments

The Fund may invest at least a portion of its assets in the following kinds of money market instruments: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or the Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. The Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks (“Yankee dollar obligations”) or foreign branches of U.S. banks (“Eurodollar obligations”); (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or Sub-Adviser; (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s highest grade, or, if unrated, determined to be of comparable quality by the Adviser or Sub-Adviser; and (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

Derivative Instruments

The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectus, the Fund may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

OTC Options. Over-the-counter options in which the Fund may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may enter into over-the-counter (“OTC”) options transactions with primary dealers in U.S. Government securities pursuant to agreements that will assure the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund may additionally use currency options to cross-hedge or to increase total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Fund may invest in foreign exchange futures contracts and options thereon (“futures options”). The Fund may enter into futures contracts for the purchase or sale of fixed income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, may also purchase call options and put options on securities or index futures contracts and may also purchase and sell futures options on currencies.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An index future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written (“Index Future”). Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Future contracts can be traded through all major commodity brokers. The Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission (“CFTC”). The Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options. The Fund may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund may enter into positions in futures contracts and related options for “bona fide hedging” purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Fund may utilize futures contracts for investment purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund’s net assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option. In addition, the Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of the Fund’s net assets would be hedged.

When purchasing a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery basis.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Fund may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Warrants to Purchase Securities

The Fund may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. As a matter of operating policy, the Fund will not invest more than 5% of its net assets in warrants.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Adviser, as appropriate, will monitor the creditworthiness of the counterparties.

Securities Loans

The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to the extent permitted by the 1940 Act. Additionally, under the terms of exemptive relief granted by the Securities and Exchange Commission, the Fund may loan their securities to affiliates of PIMCO Advisors Fund Management. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Stocks of Small and Medium Capitalization Companies

The Fund may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer’s market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Illiquid Securities

The Fund may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser’s or Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” above. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Fund may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, such fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectus. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Hybrid Instruments

The Fund may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will not invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Short Sales

The Fund may engage in short sales transactions to the extent consistent with its investment restrictions set forth under “Investment Restrictions” below. A short sale that is not made “against the box” is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

The value of securities of any issuer in which the Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. The Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If the Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission (“SEC”), a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account, or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the Fund will be “against the box”, or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. The Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without shareholder approval by the vote of a majority of the Fund’s outstanding voting securities.

These restrictions provide that the Fund may not:

(1) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry.

(2) Acquire more than 10% of the outstanding voting securities of any one issuer.

(3) Invest in companies for the purpose of exercising control or management.

(4) Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

(5) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

(6) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets.

(7) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities.

(8) Invest more than 15% of the value of its net assets in securities that are illiquid;

(9) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

(10) Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.

(11) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

(12) Issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (4) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

(13) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Non-Fundamental Investment Restrictions

The Fund has adopted the following investment restriction that is not a fundamental policy and may be changed by the Board of Trustees without approval of the Fund’s outstanding voting securities. This restriction provides that the Fund may not participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

The Fund is also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Restrictions Relating to Rule 35d-1 under the 1940 Act

The Fund has adopted a policy pursuant to Rule 35d-1(a)(3)(i) under the 1940 Act. The Fund will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a)(3)(i). Under this policy, the Fund normally invests at least 80% of its net assets plus borrowings made for investment purposes in securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe, or that have at least 50% of their assets in Europe.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and executive officers of the Trust, their ages, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Newport Beach, California 92660.

Independent Trustees

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
E. Philip Cannon Age 63	Trustee	8 years	Proprietor, Cannon & Company (a private equity investment firm); and President, Houston Zoo, Inc. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	Trustee, PIMCO Funds: Pacific Investment Management Company Series and PIMCO Variable Insurance Trust; Director, PIMCO Commercial Mortgage Securities Trust, Inc.

Donald P. Carter Age 76	Trustee	7 years	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago (an advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	38	None

Gary A. Childress Age 70	Trustee	7 years	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (a calcitic lime producer, and partner in GenLime, L.P.).	38	None

Theodore J. Coburn Age 50	Trustee	3 years	Formerly, Senior Vice President—Corporate Client Group, NASDAQ Stock Market; President, Coburn Group (Consulting firm); and Partner, Brown, Coburn & Co. (investment banking firm).	38	Director, Nicholas- Applegate.

W. Bryant Stooks Age 63	Trustee	7 years	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (a manufacturer of hydrophonics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (an international construction firm); Partner Arthur Andersen & Co.	38	None

Gerald M. Thorne Age 65	Trustee	7 years	Director, VPI Inc. (a plastics company), and American Orthodontics Corp. (an orthodontics manufacturer). Formerly, Director, Kaytee, Inc. (a bird seed company); President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (a small business investment company).	38	None

Interested Trustees

Name Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Stephen J. Treadway* Age 56	Trustee and Chairman of the Board of Directors	6 years	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC, PIMCO Advisors Fund Management LLC.	38	Chairman and Trustee, thirteen other registered investment companies in the ADAM of America Fund Complex; Member, Board of Management of Allianz Dresdner Asset Management GmbH.

*Trustee is an “interested person” of the Trust (as defined in Section 2(a) (19) of the 1940 Act). Please see the table under “Certain Affiliations” for information about the relationships that cause Mr. Treadway to be an interested person.

Executive Officers

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. Age 61	President, Chief Executive Officer and Secretary	7 years	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PIMCO Advisors Distributors. Managing Director, Chief Legal Officer and Secretary, PIMCO Advisors Fund Management LLC.

John P. Hardaway Age 46	Treasurer and Principal Accounting Officer	9 years	Executive Vice President, Pacific Investment Management Company LLC (“PIMCO” or “Pacific Investment Management”). Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn Age 57	Assistant Secretary	9 years	Specialist, PIMCO. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown Age 36	Assistant Treasurer	3 years	Vice President and Manager, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Henrik P. Larsen Age 34	Vice President	4 years	Vice President, PIMCO. Formerly, Manager, PIMCO.

Benno Fischer Age 62	Vice President	2 years	Managing Director, NFJ Investment Group.

E. Clifton Hoover Age 47	Vice President	2 years	Managing Director, NFJ Investment Group.

H. “Fox” Ling Age 45	Vice President	2 years	Portfolio Manager, ADAM of America L.P.

J. Chris Najork Age 58	Vice President	1 year	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer Age 44	Vice President	1 year	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent Age 41	Vice President	7 years	Executive Vice President, PIMCO, Formerly, Senior Vice President and Vice President, PIMCO.

John K. Schneider Age 39	Vice President	3 years	Portfolio Manager and Managing Director, PEA Capital.

Please see the following table for information about relationships between the Trust’s officers and certain of the Trust’s affiliates.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Trustee who is an “interested person” of the Trust with affiliated persons or principal underwriters of the Trust:

Name	Positions held with affiliated persons or principal underwriters of the Trust
Stephen J. Treadway	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Chairman or Chairman and Trustee, thirteen registered investment companies in the fund complex that includes funds advised by PIMCO Advisors Fund Management LLC (the “ADAM of America Fund Complex”); Member, Board of Management of Allianz Dresdner Asset Management GmbH.

Newton B. Schott, Jr.	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PIMCO Advisors Distributors; Managing Director, Chief Legal Officer and Secretary, PIMCO Advisors Fund Management LLC; Vice President and Secretary, Municipal Advantage Fund, Inc. and eleven other registered investment companies in the ADAM of America Fund Complex; Secretary, Fixed Income SHares.

Jeffrey M. Sargent	Executive Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Henrik P. Larsen	Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

John P. Hardaway	Executive Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Garlin G. Flynn	Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Erik C. Brown	Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Committees of the Board of Trustees

The Trust’s Dividend Committee is composed of all of the members of the Trust’s Board of Trustees. The Dividend Committee has the power to declare dividends from the net investment income and distributions from the net capital gains of the Fund, in accordance with the Fund’s distribution policies as set forth in the Prospectus and this Statement of Additional Information. The amount of each such dividend or distribution is determined with a view toward distributing annually substantially all of the Fund’s net investment income and net realized capital gains, if any, after giving effect to any available capital loss carry-over. The Board, acting as the Dividend Committee, approves all dividends annually.

The Trust’s Audit Oversight Committee is composed of all of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (Messrs. Cannon, Carter, Childress, Coburn, Stooks and Thorne). The principal function of the Audit Oversight Committee is to provide assistance to the Trustees in fulfilling their responsibility to shareholders and potential shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust. The Audit Oversight Committee convened 4 times during the fiscal year ended June 30, 2003.

The Trust’s Valuation Committee is composed of all of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (Messrs. Cannon, Carter, Childress, Coburn, Stooks and Thorne). The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for making determinations of the fair value of the Fund’s securities on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Committee convened 29 times during the fiscal year ended June 30, 2003.

The Trust’s Nominating Committee is composed of all of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (Messrs. Cannon, Carter, Childress, Coburn, Stooks and Thorne). The Nominating Committee’s responsibilities include the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. This committee does not normally consider nominees recommended by shareholders. The Nominating Committee did not convene during the fiscal year ended June 30, 2003.

The Trust’s Performance Committee is composed of all of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (Messrs. Cannon, Carter, Childress, Coburn, Stooks and Thorne). The Performance Committee’s responsibilities include monitoring the performance of the Funds and their Sub-Advisers.

Securities Ownership

As of March 1, 2004, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of the Institutional Class of shares of the Fund (which is the only class of shares of the Fund) and of the Trust as a whole. As of March 1, 2004, no shares of the Fund were outstanding.

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2002. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees Compensation” below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Ranges: None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000	Ranges: None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000
E. Philip Cannon	None	Over $100,000
Donald P. Carter	None	Over $100,000
Gary A. Childress	None	Over $100,000
W. Bryant Stooks	None	Over $100,000
Gerald M. Thorne	None	Over $100,000
Theodore J. Coburn	None	None
Stephen J. Treadway	None	Over $100,000

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund, as of December 31, 2002:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
E. Philip Cannon	N/A	N/A	N/A	N/A	N/A
Donald P. Carter	N/A	N/A	N/A	N/A	N/A
Gary A. Childress	N/A	N/A	N/A	N/A	N/A
W. Bryant Stooks	N/A	N/A	N/A	N/A	N/A
Gerald M. Thorne	N/A	N/A	N/A	N/A	N/A
Theodore J. Coburn	N/A	N/A	N/A	N/A	N/A

Trustees’ Compensation

Trustees, other than those affiliated with ADAM of America, a sub-adviser to any series of the Trust, or Pacific Investment Management, receive a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person, $1,500 for each meeting attended telephonically, $1,500 for each Audit Oversight Committee meeting attended in person and $1,500 for each Performance Committee meeting attended in person, plus reimbursement of reasonable expenses incurred in connection with such meetings. Each of the Chairmen of the Audit Oversight Committee and the Performance Committee receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in the Fund or funds selected by the Trust on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2003 (other Trustees who are interested persons of the Trust and officers of the Trust receive no compensation from the Trust):

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
E. Philip Cannon[2]	$96,670	$0	$0	$183,051
Donald P. Carter	$92,048	$0	$0	$92,048
Gary A. Childress	$82,512	$0	$0	$82,512
Theodore J. Coburn[3]	$79,500	$0	$0	$79,500
Richard L. Nelson[4]	$39,000	$0	$0	$39,000
Lyman W. Porter[2,4]	$39,000	$0	$0	$39,000
Alan Richards[4]	$39,000	$0	$0	$39,000
W. Bryant Stooks	$88,997	$0	$0	$88,997
Gerald M. Thorne[2]	$83,198	$0	$0	$83,198

[1]	The amounts listed in the column captioned “Total Compensation from Trust and Fund Complex Paid to Trustees” include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees), Pacific Select Fund and Pacific Funds (for Messrs. Nelson, Porter, and Richards) and PIMS, PVIT and PCM (for Mr. Cannon) for the twelve-month period ended June 30, 2003. Mr. Cannon also serves as Trustee of PIMS, PVIT, and PCM and received compensation for the period ended June 30, 2003. By virtue of having PIMCO Advisors Fund Management or an affiliate of PIMCO Advisors Fund Management as investment adviser, the Trust, PIMS, PVIT, PCM and Pacific Select Fund were considered to be part of the same “Fund Complex” for these purposes.
[2]	The Trust has adopted a deferred compensation plan (the “Plan”) which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $96,670, $183,051; and Thorne - $18,750, $18,750.
[3]	Mr. Coburn joined the Board in April 2002.
[4]	Messrs. Nelson, Porter and Richards resigned as Trustees in September, 2001. These former Trustees received the following compensation in return for providing advisory and consulting services to the Board of Trustees: $13,000 per quarter beginning with the quarter ending December 31, 2000 through March 31, 2003.

Codes of Ethics

The Trust, PIMCO Advisors Fund Management, the Distributor and RCM have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The policies and procedures that the Trust, the Adviser and the Sub-Adviser use to determine how to vote proxies relating to portfolio securities have been included as Appendix B.

Investment Adviser

PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”) between PIMCO Advisors Fund Management and the Trust. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”). ADAM of America was the former investment adviser to the Trust. ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management- Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America’s address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of William S. Thompson, Jr. and David C. Flattum.

The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. The Adviser and its investment management affiliates had approximately $469 billion of assets under management as of December 31, 2003.

Allianz of America, Inc. (“AZOA”) has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in ADAM of America. Pursuant to this agreement, the quarterly put and/or call options are limited in amount to a maximum of $250 million per quarter From March 2003 through March 2004. In any month subsequent to March 2004, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG (“Munich Re”). Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, and Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester

Securities, Inc., may be considered to be affiliated persons of the Manager and NACM. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

Advisory Agreement

The Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing, either directly or through others selected by the Adviser, the investments of the Fund. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Adviser has engaged an affiliate, RCM Capital Management LLC (“RCM”), to serve as Sub-Adviser. If the Sub-Adviser ceases to manage the portfolio of the Fund, the Adviser will either assume full responsibility for the management of the Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.

The Advisory Agreement will continue in effect with respect to the Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party and will terminate automatically in the event of its assignment.

The Fund’s Advisory Agreement and Portfolio Management Agreement provide that the Adviser or the Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Adviser will receive a monthly investment advisory fee from the Fund at an annual rate of 0.80% (based on the average daily net assets of the Fund).

Portfolio Management Agreement

The Adviser employs the Sub-Adviser to provide investment advisory services to the Fund pursuant to a portfolio management agreement (a “Portfolio Management Agreement”) between the Adviser and the Sub-Adviser. RCM, a subsidiary of Allianz AG and an affiliate of the Adviser, is the Sub-Adviser for the PIMCO RCM Europe Fund. For services provided to the Fund, the Adviser (and not the Fund) pays the Sub-Adviser a monthly fee at an annual rate of 0.70% (based on the average daily net assets of the Fund). The Portfolio Management Agreement provides that neither the Adviser nor the Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Shareholders of the Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by ADAM of America. The Adviser has the ultimate responsibility to oversee the Sub-Adviser and to recommend their hiring, termination and replacement.

RCM

RCM is a Delaware limited liability company. Organized in 1998, it is the successor to the business of its holding company, RCM US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2003, RCM had approximately $31.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Basis for Approval of the Advisory Agreement and Portfolio Management Agreement

In determining to approve the Advisory Agreement and the Portfolio Management Agreement, the Trustees met with the investment advisory personnel from the Adviser and Sub-Adviser and considered information relating to the education, experience and number of investment professionals and other personnel providing services under the applicable agreement. See “Management of the Fund” in the Prospectus and “Management of the Trust – Investment Adviser” and “Management of the Trust – Portfolio Management Agreement” in this Statement of Additional Information. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the PIMCO Funds Complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Adviser and Sub-Adviser to the Fund were appropriate to fulfill effectively the duties of the Adviser and Sub-Adviser under the applicable agreement. The Trustees also considered the business reputation of the Adviser and Sub-Adviser, their financial resources and professional liability insurance coverage and concluded that the they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Sub-Adviser in managing the Fund. In this connection, the Trustees considered the Sub-Adviser’s in-house research capabilities as well as other resources available to the Sub-Adviser’s personnel, including research services available to the Sub-Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund, given the Fund’s investment objectives and policies.

The Trustees considered the scope of the services provided by the Adviser and Sub-Adviser to the Fund under the Advisory Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Adviser’s and Sub-Adviser’s standard of care was comparable to that found in most mutual fund investment advisory agreements. See “Advisory Agreement” above. The Trustees concluded that the scope of the Adviser’s and Sub-Adviser’s services to the Fund was consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Adviser and Sub-Adviser to the Fund. The Trustees also evaluated the procedures of the Adviser and Sub-Adviser designed to fulfill the their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see “Management of the Trust – Codes of Ethics” above), the procedures by which the Sub-Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Sub-Adviser in these matters. The Trustees also received information concerning standards of the Adviser and Sub-Adviser with respect to the execution of portfolio transactions. See “Portfolio Transactions and Brokerage” below.

In approving the agreement, the Trustees also considered so-called “fallout benefits” to the Adviser and the Sub-Adviser such as reputational value derived from serving as investment adviser and sub-adviser, respectively, to the Fund and the fact that the Adviser and the Sub-Adviser will receive services from brokers who execute portfolio transactions for the Trust. See “Portfolio Transactions and Brokerage.”

Fund Administrator

In addition to its services as Adviser, PIMCO Advisors Fund Management serves as administrator (and is referred to in this capacity as the “Administrator”) to the Fund pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Fund, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. PIMCO Advisors Fund Management has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the “Sub-Administration Agreement”). PIMCO Advisors Fund Management may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Fund and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at an annual rate for the Fund of 0.50% of the Fund’s average daily net assets attributable in the aggregate to its Institutional Class shares

Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors Fund Management, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors Fund Management, PIMCO Advisors, any sub-adviser to the Trust, or the Trust, and any counsel retained exclusively for their benefit (“disinterested Trustees’ expenses”); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”), such as administrative fees.

The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, or (2) a majority of the outstanding voting securities of the Trust, on 60 days’ written notice to PIMCO Advisors Fund Management.

After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors Fund Management or Pacific Investment Management upon 60 days’ written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

DISTRIBUTION OF TRUST SHARES

Distributor

PIMCO Advisors Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to the Fund without penalty, at any time, by the Fund by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose.

The Fund only offers Institutional Class shares. Institutional Class shares will be offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Fund).

Institutional Class shares of the Fund may be offered through brokers, other financial intermediaries and other entities, such as retirement or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. The Distributor, PIMCO Advisors Fund Management and their affiliates may pay, out of their own assets at no cost to the Fund, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Fund shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, PIMCO Advisors Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional Class shares of the Fund. The payments described in this paragraph may be significant to the payors and the payees.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Fund’s shares are discussed in the Prospectus under the headings “Investment Options — Institutional Class Shares” and “Purchases, Redemptions and Exchanges.” As discussed in the Prospectus, the Fund’s shares are subject to a redemption fee of 2.00% on redemption and exchanges of shares within 60 days of their acquisition.

Certain clients of the Adviser or Sub-Adviser whose assets would be eligible for purchase by the Fund may purchase shares of the Fund with such assets. Assets so purchased by the Fund will be valued in accordance with procedures adopted by the Board of Trustees.

Shares of the Fund may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their State of domicile or residence. Shares of the Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to the limits in the Institutional Prospectus under the caption “Purchases, Redemptions and Exchanges – Exchange Privilege,” a shareholder may exchange shares of the Fund for shares of the same class of any other fund of the Trust that is available for investment, or any series of PIMCO Funds: Pacific Investment Management Series, on the basis of their respective net asset values.

Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Fund is open for business will be executed at the net asset value determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the net asset value determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Trust or the Fund. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For example, the Trust may limit the number of “round trip” exchanges an investor may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so as described in the Prospectus.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Fund, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Fund at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the Prospectus. The Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

Redemption Fees

Redemption Fees. Certain redemptions and exchanges of Institutional Class shares may also be subject to a redemption fee of up to 2.00%. See the Prospectus for details.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. As a result, larger PIMCO funds may become more concentrated in more liquid securities than smaller PIMCO funds or private accounts of the Adviser or Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or Sub-Adviser may aggregate orders for the PIMCO funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Adviser and/or Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

The Adviser or, pursuant to the Portfolio Management Agreement, the Sub-Adviser, places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser and the Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. The Adviser and Sub-Adviser also may consider sales of shares of the Trust or the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Sub-Adviser receive research services from many broker-dealers with which the Adviser and Sub-Adviser place the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Sub-Adviser in advising various of their clients (including the Trust and the Fund), although not all of these services are necessarily useful and of value in managing the Trust or the Fund. The advisory fees paid by the Fund are not reduced because the Adviser and Sub-Advisers receive such services.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser and Sub-Adviser may cause the Fund to pay broker-dealers which provide them with “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Adviser may also consider sales of shares of the Trust and of other PIMCO Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Adviser or Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” The Sub-Adviser manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact the Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

NET ASSET VALUE

As indicated in the Prospectus under the heading “How Fund Shares Are Priced,” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price (“NOCP”) instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

TAXATION

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”) and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, the Fund must distribute each taxable year an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. For purposes of the Qualifying Income Test, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income if such gains are not directly related to investing in securities (or options and futures with respect to stock or securities). To date, such regulations have not been issued.

Distributions

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if the Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from the Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reduces the shareholder’s basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities is generally not so exempt. The Fund will advise shareholders annually of the amount and nature of the dividends paid to them. The tax status of the Fund and the distributions which it may make are summarized in the Prospectus under the captions “Fund Distributions” and “Tax Consequences.”

Long-term capital gain rates have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—through December 31, 2008.

A portion of the dividends paid by the Fund, should it invest in the stock of U.S. corporations, may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement).

Generally, funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. The Fund’s investment in other investment companies could therefore affect the amount, timing and character of distributions to shareholders of the Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of the Fund are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sales of Shares

Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. As mentioned above, long-term capital gain rates have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—through December 31, 2008.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

U.S. Treasury Regulations affecting the application to foreign investors of the backup withholding and withholding tax rules generally became effective for payments made after December 31, 2000. In some circumstances, these rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these new regulations.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to treat the PFIC as a “qualified electing fund” (“QEF”). The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund’s income will flow through to shareholders of the Fund. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. If the Fund invests in other investment companies, it may not be able to pass any such credit or deduction for taxes paid by the underlying investment company through to its own shareholders.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of and investment of an investment on their particular tax situation.

Other Taxation

From time to time, the Fund may be considered under the Code to be a nonpublicly offered regulated investment company. Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as the Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor the Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Under tax legislation enacted by the Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single rate of tax rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Fund. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of the Fund will be reinvested in additional shares of the Fund unless the shareholder elects to have them paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Performance Information

From time to time the Trust may make available certain information about the performance of the Fund. Information about the Fund’s performance is based on the Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the Fund may be included in advertisements or other written material. When the Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Fund may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for the Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what the Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

The Fund may from time to time include the total return of its shares in advertisements or in information furnished to present or prospective shareholders. The Fund may also time to time include in advertisements the total return of the Fund’s shares and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. as having the same investment objectives. In addition, the Fund may compute current distribution rates and use this information in their Prospectus and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Fund will fluctuate over time, and any representation of the Fund’s total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Fund and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

Calculation of Yield

Quotations of yield for the Fund may be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[( a-b + 1)6 -1]

                      cd

where a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

The yield of the Fund will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s class of shares.

The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

As the Fund only recently commenced operations, no performance information is available at this time.

Compliance Efforts Related to the Euro

Problems may arise in conjunction with the recent and ongoing introduction of the euro. Whether introducing the euro to financial companies’ (such as the Fund, the Adviser, the Sub-Adviser, the Fund’s custodian and transfer agents and other companies in the financial services industry) systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all funds, then only shareholders of the fund(s) affected shall be entitled to vote on the matter.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Ownership of Trust Shares

As of March 1, 2004, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of the Institutional Class of the Fund and of the Trust as a whole. As of March 1, 2004, no shares of the Fund were outstanding.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of the Fund, including as custodian of the Trust for the custody of the foreign securities acquired by the Fund. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the independent public accountants for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Transfer and Shareholder Servicing Agents

Boston Financial Data Services, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Fund’s Institutional Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Because the Fund only recently commenced operations, financial statements are not yet available.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s or Sub-Adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s and S&P’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity o the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

PIMCO FUNDS: MULTI-MANAGER SERIES (the “Trust”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by PIMCO Advisors Fund Management LLC (“PAFM”), delegates the responsibility for voting proxies to PAFM, which may in turn delegate such responsibility to the sub-adviser of the particular fund.

3.	In certain circumstances, the Trust will not retain an adviser or sub-adviser to manage a fund’s portfolio. In such cases, the portfolio manager for the fund, acting in his capacity as an officer of the Trust, will vote proxies for such a fund in accordance with the proxy voting policies set forth in Appendix A attached hereto (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies).

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.	PAFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of the Trust).

6.	The party voting the proxy shall: (i) report on its activities at least annually to the Board; (ii) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board.

7.	This Proxy Voting Policy Statement (including Appendix A) and those of PAFM and each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM and each sub-adviser with proxy voting authority shall be included in the Trust’s SAI.

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Appendix A

Allianz Dresdner Asset Management of America

Proxy Voting Policy and Procedures

DRAFT Version 1.5 - Effective August 1, 2003

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Allianz Dresdner Asset Management of America

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, “ADAM Advisers”) vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers’ primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

•	Exercising responsibility for voting decisions

•	Obligation to vote must be clearly established based on written guidelines

•	Resolving conflicts of interest

•	Making appropriate disclosures to clients

•	Creating and maintaining appropriate records

•	Providing clients access to voting records

•	Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Execute or engage a third party service provider to vote proxies in accordance with the Company’s guidelines;

•	Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

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•	Approve and monitor the outsourcing of voting obligations to third-parties; and

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser’s obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers’ ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

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Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients’ proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers’ recordkeeping requirements are as follows:

•	Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to the ADAM Adviser’s decision on the vote;

•	Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

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Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Endnotes

[1]	SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR 275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] (“Advisers Act” or “Act”)

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Appendix No. 1

Part II Form ADV Disclosure

General Proxy Voting Policy

                                          (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material

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conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

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Appendix No. 2

Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, “Proxy Voting” under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients’ proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients’ proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company’s most recent Form ADV Part II, which includes a description of the Company’s Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

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Appendix No. 3

Proxy Voting Guidelines

The following are ADAM’s general Proxy Voting Guidelines. Each ADAM Adviser has developed and adopted the guidelines to help ensure a consistent approach to voting Proposals. Each ADAM Adviser will address the specific requirements of their client base and investment philosophy and therefore not all ADAM Advisers will vote all Proposals in same manner. Such differences are identified in Supplements I and II to this appendix.

Proposal No.	Description	Pg. No.
Management Proposals

Auditor Related		B-15
101.	Ratification of Auditors
102.	Auditor Indemnification

Board of Directors		B-15
201.	Election of Board of Directors
202.	Board Independence
203.	Changes in Board Size
204.	Cumulative Voting
205.	Director Duties and Stakeholder Laws
206.	Director Indemnification and Liability Protection
207.	Key Committee Composition

Compensation Related		B-16
301.	Employee Stock Ownership Plans (ESOP)
302.	Executive/Director/Outside Director Stock Option Plans
303.	401k Employee Benefit Plans
304.	Golden Parachutes
305.	Director Fees
306.	Pension Fund Credits

Capital Structure		B-17
401.	Authorization of Additional Common Stock
402.	Authorization of Additional Preferred Stock
403.	Issuance of Additional Debt
404.	Reduction of Shares
405.	Share Repurchase Programs
406.	Preemptive Rights
407.	Adjustments to Par Value of Common Stock
408.	Debt Restructurings

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Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Management Proposals

Corporate Transactions		B-18
501.	Mergers and Acquisitions
502.	Asset Sales
503.	Changing Corporate Name
504.	Corporate Restructurings
505.	Liquidations
506.	Spin-Offs

Anti-Takeover Defenses and Related Proposals		B-19
601.	Greenmail
602.	Poison Pills
603.	Supermajority Shareholder Vote Requirements
604.	Classified Boards
605.	Fair Price Provisions
606.	Unequal Voting Rights
607.	Reincorporation/Exemption from Takeover Laws

Other		B-20
901.	Annual Meetings
902.	Confidential Voting, Independent Tabulations and Inspections
903.	Disgorgement Provisions
904.	Mutual Fund Issues
905.	Share-Blocking
906.	Shares Out on Loan

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Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Shareholder Proposals

Auditor Related		B-22
SP-101.	Ratification of Auditors
SP-102.	Independence of Auditors
SP-103.	Audit Firm Rotation

Board of Directors		B-22
SP-201.	Minimum Director Stock Ownership
SP-202.	Board Independence
SP-203.	Age Limits
SP-204.	Cumulative Voting
SP-205.	Director Duties and Stakeholder Laws
SP-206.	Director Attendance at Annual Meetings
SP-207.	Key Committee Composition
SP-208.	Limit Director Tenure

Compensation Related		B-23
SP-301.	Holding Periods
SP-302.	Future Stock Option Awards
SP-303.	Accounting Treatment of Stock Option Awards
SP-304.	Golden Parachutes
SP-305.	Limits on Executive and Director Compensation
SP-306.	Requests for Additional Disclosure of Executive Compensation
SP-307.	Reports on Executive Retirement Benefits

Capital Structure		B-23
SP-401.	Preemptive Rights
SP-402.	Authorization of Blank Check Preferred Stock

Corporate Transactions		B-24
SP-501.	Rights of Appraisal

Anti-Takeover Defenses and Related Proposals		B-24
SP-601.	Greenmail
SP-602.	Poison Pills
SP-603.	Supermajority Shareholder Vote Requirements
SP-604.	Classified Boards
SP-605.	Fair Price Provisions
SP-606.	Equal Access
SP-607.	Reincorporation/Exemption from Takeover Laws

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Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Shareholder Proposals

Proxy Contest Defenses		B-24
SP-701.	Shareholders’ Right to Call Special Meetings
SP-702.	Shareholder Action by Written Consent
SP-703.	Shareholders’ Ability to Remove or Elect Directors

Social and Environmental Issues		B-25
SP-801.	Environmental Issues / CERES Principles
SP-802.	Northern Ireland (MacBride Principles)
SP-803.	South Africa (Statement of Principles)
SP-804.	Other Political/Social/Special Interest Issues

Other		B-25
SP-901.	Annual Meetings
SP-902.	Confidential Voting, Independent Tabulations and Inspections
SP-903.	Abstention Votes
SP-904.	Existing Dual Class Companies
SP-905.	Special Reports/Additional Disclosure
SP-906.	Lack of Information
SP-907.	Shareholder Advisory Committee

Supplement I		B-27

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GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

ADAM Advisers will generally vote on management proposals as follows:

AUDITOR RELATED

101.	Ratification of Auditors[1]: ADAM Advisers will generally vote for management proposals to ratify the selection of auditors unless:

•	The audit firm is not independent in fact or appearance;

•	The audit firm has rendered an opinion that is publicly known to not be an indication of the company’s true financial position; or

•	There are significant doubts that have been publicly raised regarding the audit firm’s integrity or objectivity.

102.	Auditor Indemnification[1]: ADAM Advisers will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS

201.	Election of Board of Directors[1,2]: ADAM Advisers will generally vote with management for the routine election of directors unless:

a.	There are clear concerns due to the company having displayed a record of poor performance;

b.	The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

c.	Criminal activity by the board or a particular board nominee.

202.	Board Independence: ADAM Advisers will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203.	Changes in Board Size: ADAM Advisers will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

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BOARD OF DIRECTORS (CONTINUED)

204.	Cumulative Voting: ADAM Advisers will generally vote for management proposals regarding cumulative voting on a case-by-case basis.

205.	Director Duties and Stakeholder Laws[1]: ADAM Advisers will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

206.	Director Indemnification and Liability Protection[1,2]: ADAM Advisers will generally vote in favor of management proposals to limit Directors’ liability and to broaden their indemnification.

ADAM Advisers will generally vote against management proposals that would broaden the Directors’ indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207.	Key Committee Composition: ADAM Advisers will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED

301.	Employee Stock Ownership Plans (ESOP)[2]: ADAM Advisers will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP’s provided that the following criteria are met:

a.	The purchase price is at least 85% of the fair market value;

b.	The offering period is 27 months or less;

c.	Voting power dilution is no more than 10%.

302.	Executive/Director/Outside Director Stock Option Plans: ADAM Advisers will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, ADAM Advisers will generally consider the following criteria:

a.	That the dilution of existing shares is no more than 5%;

b.	That the stock option plan is incentive-based;

c.	That the stock option plan does not allow for discounted stock options;

d.	For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

e.	For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303.	401k Employee Benefit Plans[1]: ADAM Advisers will generally vote for management proposals to implement a 401(k) savings plan for its employees.

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COMPENSATION RELATED (CONTINUED)

304.	Golden Parachutes[1,2]: ADAM Advisers will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305.	Director Fees: ADAM Advisers will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306.	Pension Fund Credits[1]: ADAM Advisers will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE

401.	Authorization of Additional Common Stock: ADAM Advisers will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. ADAM Advisers will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

ADAM Advisers will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402.	Authorization of Additional Preferred Stock: ADAM Advisers will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

a.	The proposal is for the issuance of blank check preferred stock;

b.	The issuance of preferred stock is greater than 50% of current issued capital;

c.	The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

d.	The additional preferred shares will be used as part of a takeover defense.

403.	Issuance of Additional Debt: ADAM Advisers will generally vote for management proposals to issue additional debt provided that the company’s debt-to-equity ratio is between zero and one hundred percent.

ADAM Advisers will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

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CAPITAL STRUCTURE (CONTINUED)

404.	Reduction of Shares[1]: ADAM Advisers will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

ADAM Advisers will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405.	Share Repurchase Programs[1]: ADAM Advisers will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.	Preemptive Rights[1,2]: ADAM Advisers will generally vote for management proposals to eliminate preemptive rights.

407.	Adjustments to Par Value of Common Stock[1]: ADAM Advisers will generally vote for management proposals to reduce the par value of common stock.

408.	Debt Restructurings: ADAM Advisers will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. ADAM Advisers will generally consider the following criteria:

a.	Reasonableness of the dilution;

b.	The impact that the restructuring and determining if it will be beneficial to existing shareholders;

c.	The threat of bankruptcy.

CORPORATE TRANSACTIONS

501.	Mergers and Acquisitions: ADAM Advisers will evaluate merger and acquisition management proposals on a case-by-case basis. ADAM Advisers will generally consider the following factors:

a.	Anticipated financial and operating benefits;

b.	Offer price (cost vs. premium);

c.	Prospects of the combined companies;

d.	How the deal was negotiated:

e.	Changes in corporate governance and their impact on shareholder rights;

f.	Corporate restructuring;

g.	Spin-offs;

h.	Asset sales;

i.	Liquidations;

j.	Rights of appraisal.

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CORPORATE TRANSACTIONS (CONTINUED)

502.	Asset Sales: ADAM Advisers will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503.	Changing Corporate Name: ADAM Advisers will generally vote for management proposals regarding corporate name changes.

504.	Corporate Restructurings: ADAM Advisers will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505.	Liquidations: ADAM Advisers will evaluate liquidation proposals by management on a case-by-case basis and will review management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506.	Spin-Offs: ADAM Advisers will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601.	Greenmail: ADAM Advisers will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. ADAM Advisers will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602.	Poison Pills[1]: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

ADAM Advisers will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

a.	Best interest of the existing shareholders;

b.	The current salaries of the target companies’ officers;

c.	Repurchase price for the shares by the target company;

d.	Amount of cash invested in target company;

e.	Percentage of ownership by target company management;

f.	Perks for target company senior management;

g.	Attitude toward tax deferral benefiting target company management;

h.	Target company’s employee expenses.

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ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)

ADAM Advisers will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603.	Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604.	Classified Boards: ADAM Advisers will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605.	Fair Price Provisions: ADAM Advisers will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606.	Unequal Voting Rights: ADAM Advisers will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607.	Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, ADAM Advisers will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions. In addition, ADAM Advisers will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

OTHER

901.	Annual Meetings: ADAM Advisers will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the “transaction of such other business which may come before the meeting”.

902.	Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will generally vote against management proposals to repeal such provisions.

903.	Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. ADAM Advisers will evaluate proposals to opt out of such provisions on a case-by-case basis.

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OTHER (CONTINUED)

904.	Mutual Fund Issues: ADAM Advisers will evaluate the following mutual fund issues on a case-by-case basis:

a.	Approve the merger of the funds;

b.	Approve investment advisory agreement;

c.	Change in fundamental investment policy;

d.	Approve/amend sub-advisory agreement;

e.	Approve conversion from closed-end to open-end fund.

905.	Share-Blocking: ADAM Advisers will generally not vote proxies in countries where there is “share-blocking.”

906.	Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

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GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

ADAM Advisers will generally vote on shareholder proposals as follows:

AUDITOR RELATED

SP-101.	Ratification of Auditors: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102.	Independence of Auditors: ADAM Advisers will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.	Audit Firm Rotation[1]: ADAM Advisers will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-201.	Minimum Director Stock Ownership: ADAM Advisers will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202.	Board Independence: ADAM Advisers will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203.	Age Limits: ADAM Advisers will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204.	Cumulative Voting: ADAM Advisers will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205.	Director Duties and Stakeholder Laws[1]: ADAM Advisers will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

SP-206.	Director Attendance at Annual Meetings[1]: ADAM Advisers will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207.	Key Committee Composition: ADAM Advisers will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

[GRAPHIC APPEARS HERE]

BOARD OF DIRECTORS (CONTINUED)

SP-208.	Limit Director Tenure: ADAM Advisers will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED

SP-301.	Holding Periods[1]: ADAM Advisers will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302.	Future Stock Option Awards: ADAM Advisers will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303.	Accounting Treatment of Stock Option Awards: ADAM Advisers will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304.	Golden Parachutes[1]: ADAM Advisers will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305.	Limits on Executive and Director Compensation: ADAM Advisers will generally vote against shareholder proposals to limit executive and director compensation.

SP-306.	Requests for Additional Disclosure of Executive Compensation[1,2]: ADAM Advisers will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.	Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits) [1]: ADAM Advisers will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE

SP-401.	Preemptive Rights[1,2]: ADAM Advisers will generally vote against shareholder proposals that seek preemptive rights.

SP-402.	Authorization of Blank Check Preferred Stock: ADAM Advisers will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

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CORPORATE TRANSACTIONS

SP-501.	Rights of Appraisal[1,2]: ADAM Advisers will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-601.	Greenmail: ADAM Advisers will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602.	Poison Pills: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of poison pills. ADAM Advisers will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603.	Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604.	Classified Boards: ADAM Advisers will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605.	Fair Price Provisions: ADAM Advisers will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606.	Equal Access: ADAM Advisers will generally vote for shareholder proposals to allow shareholders equal access to management’s proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.	Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, ADAM Advisers will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES

SP-701.	Shareholders’ Right to Call Special Meetings[1]: ADAM Advisers will generally vote against shareholder proposals to grant shareholders’ the ability to call special meetings.

SP-702.	Shareholder Action by Written Consent[1,2]: ADAM Advisers will generally vote against shareholder proposals to permit shareholders to take action by written consent.

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PROXY CONTEST DEFENSES (CONTINUED)

SP-703.	Shareholders’ Ability to Remove or Elect Directors[1,2]: ADAM Advisers will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. ADAM Advisers will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.	Environmental Issues / CERES Principles[1]: ADAM Advisers will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802.	Northern Ireland (MacBride Principles)[1,2]: ADAM Advisers will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.	South Africa (Statement of Principles)[1]: ADAM Advisers will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804.	Other Political/Social/Special Interest Issues[1]: ADAM Advisers will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-901.	Annual Meetings: ADAM Advisers will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902.	Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will vote against shareholder proposals to repeal such provisions.

SP-903.	Abstention Votes[1]: ADAM Advisers will generally vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting unless required by state law.

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OTHER (CONTINUED)

SP-904.	Existing Dual Class Companies[1,2]: ADAM Advisers will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905.	Special Reports/Additional Disclosure: ADAM Advisers will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906.	Lack of Information[1]: ADAM Advisers generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.	Shareholder Advisory Committee[1,2]: ADAM Advisers will generally vote against shareholder proposals to establish shareholder advisory committees.

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Supplement I

Proxy Voting Guidelines

RCM will generally vote on management proposals as follows:

AUDITOR RELATED

101.	Ratification of Auditors: RCM will evaluate management proposals to ratify the selection of auditors on a case-by-case basis.

102.	Auditor Indemnification: RCM will evaluate management proposals for the indemnification of auditors on a case-by-case basis.

BOARD OF DIRECTORS

201.	Election of Board of Directors: RCM will evaluate management proposals regarding the routine election of directors on a case-by-case basis.

205.	Director Duties and Stakeholder Laws: RCM will evaluate management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders) on a case-by-case basis.

206.	Director Indemnification and Liability Protection: RCM will generally vote against management proposals that would limit or eliminate all liability for monetary damages for violations of the duty of care standard.

RCM will generally vote against management proposals to expand indemnification to cover acts such as negligence, but may vote for expanded coverage if only the director’s legal fees are covered and the director acted in good faith and in the best interest of the company.

COMPENSATION RELATED

303.	401k Employee Benefit Plans: RCM will evaluate management proposals to implement a 401(k) savings plan for its employees on a case-by-case basis.

304.	Golden Parachutes: RCM will evaluate management proposals regarding golden parachutes on a case-by-case basis.

306.	Pension Fund Credits: On a case-by-case basis, RCM will evaluate management proposals that include pension fund credits in earnings when determining executive compensation.

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CAPITAL STRUCTURE

404.	Reduction of Shares: RCM will evaluate management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose on a case-by-case basis.

Additionally, on a case-by-case basis, RCM will evaluate management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405.	Share Repurchase Programs: On a case-by-case basis, RCM will evaluate management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.	Preemptive Rights: RCM will evaluate management proposals to eliminate preemptive rights on a case-by-case basis.

407.	Adjustments to Par Value of Common Stock: RCM will evaluate management proposals to reduce the par value of common stock on a case-by-case basis.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

602.	Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

RCM will generally vote against management proposals that approve the use of poison pills.

[GRAPHIC APPEARS HERE]

RCM will generally vote on shareholder proposals as follows:

AUDITOR RELATED

SP-102.	Independence of Auditors: On a case-by-case basis, RCM will evaluate shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.	Audit Firm Rotation: RCM will generally vote for shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-205.	Director Duties and Stakeholder Laws: RCM will evaluate shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders) on a case-by-case basis.

SP-206.	Director Attendance at Annual Meetings: On a case-by-case basis, RCM will evaluate shareholder proposals for mandatory director attendance at the annual shareholder meeting.

COMPENSATION RELATED

SP-301.	Holding Periods: RCM will evaluate shareholder proposals that require companies to adopt full tenure stock holding periods for executives on a case-by-case basis.

SP-304.	Golden Parachutes: RCM will evaluate shareholder proposals regarding golden parachutes on a case-by-case basis.

SP-306.	Requests for Additional Disclosure of Executive Compensation: On a case-by-case basis, RCM will evaluate shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.	Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs and pension benefits): RCM will evaluate shareholder proposals that require companies to report on their executive retirement benefits, provided that any cost with such reporting is within reason, on a case-by-case basis.

CAPITAL STRUCTURE

SP-401.	Preemptive Rights: RCM will evaluate shareholder proposals that seek preemptive rights on a case-by-case basis.

[GRAPHIC APPEARS HERE]

CORPORATE TRANSACTIONS

SP-501.	Rights of Appraisal: RCM will evaluate shareholder proposals to provide rights of appraisal to dissenting shareholders on a case-by-case basis.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-606.	Equal Access: On a case-by-case basis, RCM will evaluate shareholder proposals to allow shareholders equal access to management’s proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

PROXY CONTEST DEFENSES

SP-701.	Shareholders’ Right to Call Special Meetings: RCM will generally vote for shareholder proposals to grant shareholders’ the ability to call special meetings.

SP-702.	Shareholder Action by Written Consent: RCM will generally vote for shareholder proposals to permit shareholders to take action by written consent.

SP-703.	Shareholders’ Ability to Remove or Elect Directors: RCM will evaluate shareholder proposals to restore shareholder ability to remove directors with or without cause and permit shareholders to elect directors to fill board vacancies, on a case-by-case basis.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.	Environmental Issues / CERES Principles: On a case-by-case basis, RCM will evaluate shareholder proposals that request issuers to file the CERES principles.

SP-802.	Northern Ireland (MacBride Principles): On a case-by-case basis, RCM will evaluate shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.	South Africa (Statement of Principles): RCM will evaluate shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa, on a case-by-case basis.

SP-804.	Other Political/Social/Special Interest Issues: On a case-by-case basis, RCM will evaluate shareholder proposals concerning restrictions that relate to social, political or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

[GRAPHIC APPEARS HERE]

OTHER

SP-903.	Abstention Votes: On a case-by-case basis, RCM will evaluate shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting unless required by state law.

SP-904.	Existing Dual Class Companies: RCM will evaluate shareholder proposals that i) requests a report to shareholders be made on the financial impact of its dual class voting structure; and ii) shareholder proposals to submit a dual class voting structure to a shareholder vote, on a case-by-case basis.

SP-906.	Lack of Information: RCM will evaluate shareholder proposals presented that may suggest that there is a lack of information to make an informed voting decision, on a case-by-case basis.

SP-907.	Shareholder Advisory Committee: Shareholder proposals to establish shareholder advisory committees will be evaluated by RCM on a case-by-case basis.

PIMCO ADVISORS FUND MANAGEMENT LLC (“PAFM”)

MUTUAL FUND PROXY VOTING POLICY

1.	It is the policy of PAFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. PAFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, PAFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds..

2.	PAFM, for each fund of PIMCO Funds: Multi-Manager Series (“MMS”) which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	For funds for which there is no sub-adviser, the PAFM portfolio manager managing the fund, acting in his capacity as an officer of MMS, shall vote the proxies for such fund in accordance with the proxy voting policies set forth in Appendix A attached hereto (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies)

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.	PAFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of MMS promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of MMS).

6.	The party voting the proxy shall: (i) report on its activities at least annually to the MMS Board; (ii) maintain such records and provide such voting information as is required for MMS’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the MMS Board.

7.	This Proxy Voting Policy Statement (including Appendix A) and those of each sub-adviser of a fund advised by PAFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on MMS’ website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by PAFM shall be included in the SAI for MMS.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

The letter of each exhibit relates to the exhibit designation in Form N-1A:

(a)		Form of Second Amendment and Restated Agreement and Declaration of Trust (2).

(b)	(1)	Form of Amended and Restated Bylaws (19).

	(2)	Amended and Restated Bylaws dated as of September 26, 2002 (30).

(c)	(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust (2).

	(2)	Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws (30).

(d)	(1)	(i)	Form of Amended and Restated Investment Advisory Agreement dated as of May 5, 2000 (19).

		(ii)	Form of Addendum to Investment Advisory Agreement to add the NFJ Large-Cap Value and NFJ Global Value Funds, to be filed by amendment.

		(iii)	Form of Addendum to Investment Advisory Agreement to decrease the advisory fee rate with respect to PIMCO Growth & Income Fund (f/k/a PIMCO Mid-Cap Equity Fund) and to add the PIMCO Healthcare Innovation, PIMCO Internet Innovation, PIMCO Small-Cap Technology, PIMCO Telecom Innovation, PIMCO Electronics Innovation, PIMCO/Allianz New Asia, PIMCO/Allianz Europe Growth, PIMCO/Allianz Select World and PIMCO/Allianz Emerging Markets Funds (19).

		(iv)	Form of Addendum to Investment Advisory Agreement to add the Select Value Fund (24).

		(v)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM International Growth Equity Fund, PIMCO RCM Emerging Markets Fund, PIMCO RCM Europe Fund, PIMCO RCM Global Small-Cap Fund, PIMCO RCM Global Technology Fund, PIMCO RCM Global Healthcare Fund, PIMCO RCM Large-Cap Growth Fund, PIMCO RCM Tax-Managed Growth Fund, PIMCO RCM Mid-Cap Fund, PIMCO RCM Small-Cap Fund, PIMCO RCM Biotechnology Fund, PIMCO RCM Balanced Fund and PIMCO RCM Global Equity Fund (26).

		(vi)	Form of addendum to Investment Advisory Agreement to add the PIMCO NACM Core Equity Fund, PIMCO NACM+ Global Fund, PIMCO NACM Growth Fund, PIMCO NACM International Fund, PIMCO NACM Flex-Cap Value Fund, PIMCO NACM Pacific Rim Fund and PIMCO NACM Value Fund (28).

		(vii)	Form of Novation of Amended and Restated Investment Advisory Agreement, dated September 30, 2002, naming PIMCO Funds Advisors LLC as Adviser to the Trust (30).

		(viii)	Form of Addendum to Investment Advisory Agreement to add the Multi-Discipline Portfolio (35).

		(ix)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM Europe Fund (38).

	(2)	(i)	Form of Portfolio Management Agreement with NFJ Investment Group (19).

		(ii)	Form of Portfolio Management Agreement with Cadence Capital Management (19).

		(iii)	Portfolio Management Agreement with Parametric Portfolio Associates (24).

		(iv)	Form of Portfolio Management Agreement with PIMCO/Allianz Investment Advisors LLC (20).

		(v)	Form of Portfolio Management Agreement with Dresdner RCM Global Investors LLC (26).

		(vi)	Form of Portfolio Management Agreement with Nicholas-Applegate Capital Management (28).

		(vii)	Form of Portfolio Management Agreement with Pacific Investment Management Company LLC (35).

		(viii)	Form of Novation of Portfolio Management Agreement with NFJ Investment Group (30).

		(ix)	Form of Novation of Portfolio Management Agreement with Cadence Capital Management (30).

		(x)	Form of Novation of Portfolio Management Agreement with Parametric Portfolio Associates (30).

		(xi)	Form of Novation of Portfolio Management Agreement with PIMCO Equity Advisors (30).

		(xii)	Form of Novation of Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (30).

		(xiii)	Form of Novation of Portfolio Management Agreement with Nicholas-Applegate Capital Management (30).

		(xiv)	Form of Addendum to Portfolio Management Agreement with PIMCO Equity Advisors (35).

		(xv)	Form of Addendum to Portfolio Management Agreement with NFJ Investment Group (35).

		(xvi)	Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (35).

		(xvii)	Form of Addendum to Portfolio Management Agreement with Nicholas Applegate Capital Management (35).

		(xviii)	Form of Portfolio Management Agreement with Parametric Portfolio Associates dated September 30, 2003 (35).

		(xix)	Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (38).

(e)	(1)	Form of Amended and Restated Distribution Contract (31).

(2)	Supplement to Distribution Contract to add the PIMCO Large-Cap Value, PIMCO International Value, PIMCO Balanced
Value, PIMCO Core Equity, PIMCO Small-Cap Value, PIMCO Disciplined Value and PIMCO Mid-Cap Value Funds (33).

	(3)	Form of Supplement to Distribution Contract to add PIMCO Multi-Discipline Portfolio (35).

	(4)	Form of Dealer Agreement (21).

	(5)	Form of Supplement to Distribution Contract to add PIMCO RCM Europe Fund (38).

(f)		Not Applicable.

(g)	(1)	Form of Custody and Investment Accounting Agreement dated January 1, 2000 with State Street Bank & Trust Company (19).

	(2)	Form of Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company (24).

(h)	(1)	Formof Amended and Restated Administration Agreement between the Trust and PIMCO Advisors L.P. (19).

		(i)	Revised Schedule to Administrative Agreement (Exhibit A) as of December 6, 2001, (26).

		(ii)	Revised Schedule to Administrative Agreement (Exhibit A) as of June, 2002 (28).

		(iii)	Form of Revised Schedule to Administrative Agreement (Exhibit A) as of December, 2002 (31).

		(iv)	Form of Revised Schedule to Administrative Agreement (Exhibit A) as of December, 2003 (37).

	(2)		Amended and Restated Administration Agreement between the Trust and PIMCO Advisors Fund Management LLC dated March 7, 2003. (34).

		(i)	Updated Schedule to Administration Agreement (35).

		(ii)	Form of Updated Schedule to Administration Agreement (38).

	(3)		Form of Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company (4)

	(4)		Form of Amendment to Administration Agreement (to include Class D shares) between PIMCO Advisors L.P. and Pacific Investment Management Company (11)

	(5)		Form of Agency Agreement and Addenda (1)

	(6)		Form of Addendum to Agency Agreement (4)

	(7)		Form of Assignment of Agency Agreement (4)

	(8)		Form of Addendum to Agency Agreement (6)

	(9)	(i)	Form of Transfer Agency and Services Agreement with National Financial Data Services (23).

		(ii)	Form of Transfer Agency and Services Agreement with First Data Investor Services Group, Inc. dated November 9, 1998, as amended July 20, 1999 (19).

(a) Amendment Number Two to the Transfer Agency and Series Agreement with First Data Investor Services Group, Inc. (24).

		(iii)	Form of Transfer Agency and Services Agreement with State Street Bank and Trust Company, including Form of Novation and Amendment of Transfer Agency Agreement (26).

	(10)		Form of Service Plan for Institutional Services Shares (6)

	(11)		Form of Administrative Services Plan for Administrative Class Shares (4)

	(12)		Form of Securities Lending Authorization Agreement with State Street Bank and Trust Company (29).

	(13)		Form of Administration Agreement between the Trust and PIMCO Funds Advisors LLC, (30).

(i)			Opinion and Consent of Counsel (6)

(j)	(1)		Consents of PricewaterhouseCoopers LLP.

		(i)	Consent dated October 30, 2000 (20)

		(ii)	Consent dated November 13, 2000 (22)

		(iii)	Letter dated October 26, 1999 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission. (14)

		(iv)	Consent dated October 29, 2001 (25)

		(v)	Consent dated December 28, 2001 (26).

		(vi)	Consent dated July 19, 2002 (28).

		(vii)	Consent dated October 31, 2002, (30).

		(viii)	Consent dated December 30, 2002, (32)

		(ix)	Consent dated March 31, 2003, (33).

		(x)	Consent dated October 30, 2003, (36).

	(2)		Consent and Opinion of Coopers & Lybrand LLP. (6)

	(3)		Consent of Ernst & Young LLP.

		(i)	Consent dated July 12, 2002 (28)

		(ii)	Consent dated October 25, 2002, (30).

		(iii)	Consent dated March 31, 2003. (33)

(k)			Not Applicable

(l)			Initial Capital Agreement (6)

(m)	(1)		Form of Distribution and Servicing Plan (Class A) (4)

	(2)		Form of Distribution and Servicing Plan (Class B) (4)

	(3)		Form of Distribution and Servicing Plan (Class C) (4)

	(4)		Form of Distribution Plan for Administrative Class Shares (4)

	(5)	Form of Distribution Plan for Class D Shares included as part of the Form of Amended and Restated Administration Agreement included in Exhibit (h)(1).

	(6)	Form of Distribution and Servicing Plan for Class R shares, (32).

(n)	(1)	Form of Amended and Restated Multi-Class Plan (21)

	(2)	Amended and Restated Multi-Class Plan dated September 19, 2001. (25)

	(3)	Second Amended and Restated Multi-Class Plan dated December 5, 2002 (32).

(p)	(1)	Code of Ethics of the Registrant (19)

	(2)	Code of Ethics of PIMCO Advisors L.P., PIMCO/Allianz International Advisors LLC, Cadence Capital Management, NFJ Investment Group and Parametric Portfolio Associates (19)

	(3)	Code of Ethics of Pacific Investment Management Company LLC (35).

	(4)	Code of Ethics of Dresdner RCM Global Investors LLC (26).

	(5)	Code of Ethics of PIMCO Funds Distributors LLC (19)

	(6)	Code of Ethics of Nicholas-Applegate Capital Management (27)

(q)	(1)	Powers of Attorney and Certificate of Secretary (1)

	(2)	Power of Attorney for Stephen J. Treadway, E. Philip Cannon, Donald P. Carter, Gary A. Childress, John P. Hardaway, W. Bryant Stooks and Gerald M. Thorne (5)

	(3)	Power of Attorney for Theodore J. Coburn (27)

1	Incorporated by reference from Post-Effective Amendment No. 22 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.

2	Incorporated by reference from Definitive Proxy Statement of the Trust (File No. 811-06161), as filed on November 7, 1996.

3	Incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement on Form N-1A of PIMCO Advisors Funds (File No. 2-87203), as filed on November 30, 1995.

4	Incorporated by reference from Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 13, 1997.

5	Incorporated by reference from Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 10, 1997.

6	Incorporated by reference from Post-Effective Amendment No. 28 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 1997.

7	Incorporated by reference from Post-Effective Amendment No. 30 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on March 13, 1998.

8	Incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 21, 1998.

9	Incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on June 30, 1998.

10.	Incorporated by reference from Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 2, 1998.

11.	Incorporated by reference from Post-Effective Amendment No. 36 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 30, 1998.

12.	Incorporated by reference from Post-Effective Amendment No. 38 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on March 31, 1999.

13.	Incorporated by reference from Post-Effective Amendment No. 39 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on May 25, 1999.

14.	Incorporated by reference from Post-Effective Amendment No. 43 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 29, 1999.

15.	Incorporated by reference from Post-Effective Amendment No. 44 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 14, 1999.

16.	Incorporated by reference from Post-Effective Amendment No. 46 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on March 27, 2000.

17.	Incorporated by reference from Post-Effective Amendment No. 47 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on March 31, 2000.

18.	Not Applicable.

19.	Incorporated by reference from Post-Effective Amendment No. 51 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 17, 2000.

20.	Incorporated by reference from Post-Effective Amendment No. 53 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2000.

21.	Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-54506), as filed on January 29, 2001.

22.	Incorporated by reference from Post-Effective Amendment No. 54 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on November 13, 2000.

23.	Incorporated by reference from Post-Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 6, 2001.

24.	Incorporated by reference from Post-Effective Amendment No. 59 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 31, 2001.

25.	Incorporated by reference from Post-Effective Amendment No. 64 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2001.

26.	Incorporated by reference from Post-Effective Amendment No. 66 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 28, 2001.

27.	Incorporated by reference from Post-Effective Amendment No. 67 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on May 2, 2002.

28.	Incorporated by reference from Post-Effective Amendment No. 71 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 19, 2002.

29.	Incorporated by reference from Post-Effective Amendment No. 72 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 29, 2002.

30.	Incorporated by reference from Post-Effective Amendment No. 74 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2002.

31.	Incorporated by reference from Post-Effective Amendment No. 81 under the Investment Company Act to the Trust’s Registration Statement on Form N-1A (File No. 811-6161), as filed on December 16, 2002.

32.	Incorporated by reference from Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 30, 2002.

33.	Incorporated by reference from Post-Effective Amendment No. 79 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 1, 2003.

34.	Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-106248), as filed on June 18, 2003.

35.	Incorporated by reference from Post-Effective Amendment No. 83 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 28, 2003.

36.	Incorporated by reference from Post-Effective Amendment No. 84 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2003.

37.	Incorporated by reference from Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 15, 2003.

38	Incorporated by reference from Post-Effective Amendment No. 86 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 16, 2004.

Item 24.	Persons Controlled by or Under Common Control with Registrant.

Not applicable.

Item 25.	Indemnification

Reference is made to Article VIII, Section 1, of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Second Amended and Restated Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Trust’s Investment Advisor and Portfolio Managers.

Unless otherwise stated, the principal business address of each organization listed is 1345 Avenue of the Americas, New York, NY 10105.

PIMCO Advisors Fund Management LLC

Name	Position with Advisor	Other Affiliations

David C. Flattum	Managing Director, General Counsel and Head of Corporate Functions

Director of PIMCO Global Advisors

(Resources) Limited; Managing

Director of Allianz Dresdner

Asset Management U.S. Equities LLC,

Allianz Hedge Fund Partners Holding

L.P., Allianz-PacLife Partners LLC

PIMCO Advisors Holdings LLC; Managing Director, General Counsel and Head of Corporate Functions, Management Board of Allianz Asset Management of America LLC; Director, Chief Executive Officer, Oppenheimer Group, Inc.

Stephen J. Treadway	Managing Director and Chief Executive Officer

Managing Director and Chief

Executive Officer of PIMCO Advisors

Distributors LLC; Managing Director

and Chief Executive Officer, PIMCO

Allianz Advisors LLC, PIMCO

Advisors Holdings LLC; Director, Chief

Executive Officer of PIMCO Advisors

Advertising Agency Inc.; Executive Vice

President of OpCap Advisors;

James G. Ward	Executive Vice President

Director of Human Resources of PIMCO Australia Pty Ltd, PIMCO Europe

Limited, PIMCO Japan Ltd, PIMCO Funds Distributors LLC, Allianz Dresdner Asset Management U.S. Equities LLC, PIMCO Allianz Advisors LLC, Allianz Asset Management of America LLC, PIMCO Global Advisors LLC; Director, Executive Vice President of PIMCO Global Advisors (Resources) Limited

Stewart A. Smith	Vice President and Secretary

Secretary of Allianz Hedge Fund

Partners Holding L.P., Allianz Hedge

Fund Partners L.P., PIMCO Advisors

Holdings LLC, PIMCO Allianz Advisors

LLC, PIMCO Advisors CD Distributors LLC, PIMCO Equity Advisors LLC, PIMCO Equity Partners LLC, Allianz Private Client Services LLC; Assistant Secretary of PIMCO Advisors Advertising Agency Inc., PIMCO

Advisors Distributors LLC, PIMCO Global Advisors LLC, Cadence Capital Management LLC, Oppenheimer Capital Australia Inc.; Managing Director and Chief Executive Officer of PIMCO Advisors Distributors LLC; Director, Secretary of PIMCO Global Advisors (Resources) Limited; Secretary of Allianz Dresdner Asset Management of America LLC, Allianz Asset Management U.S. Equities LLC, Allianz-PacLife Partners LLC, Cadence Capital Management Inc., NFJ Investment Group, Vice President and Assistant Secretary of OCC Distributors LLC, OpCap Advisors LLC,

Oppenheimer Capital LLC

John C. Maney	Executive Vice President and Chief Financial Officer

Chief Financial Officer of PIMCO

Advisors Private Client Services LLC,

Allianz Hedge Fund Partners

Holding L.P., Allianz Hedge Fund

Partners L.P., Cadence Capital

Management LLC,

PIMCO Advisors Holdings LLC,

PIMCO/Allianz Advisors LLC,

PIMCO Advisors CD Distributors LLC,

PIMCO Equity Advisors LLC,

PIMCO Equity Partners LLC,

PIMCO Advisors Advertising Agency Inc., PIMCO Advisors Distributors LLC,

PIMCO Global Advisors LLC,

Allianz Private Client Services LLC, StocksPLUS Management, Inc., Value Advisors LLC, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz-PacLife Partners LLC, NFJ Investment

Group L.P., Oppenheimer Group,

Inc., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Capital Australasia, Inc., Pacific Investment Management Company LLC, Allianz Dresdner Asset

Management of America LLC

Andrew Bocko	Senior Vice President and Director of Information Technology	Director of Information Technology of Allianz Asset Management of America LLC, Allianz Asset Management U.S. Equities LLC

Francis C. Poli	Executive Vice President, Director of Compliance and Assistant Secretary

Chief Legal Officer and

Director of Compliance of

Allianz Dresdner Asset

Management U.S. Equities LLC,

Allianz Hedge Fund Partners L.P.,

PIMCO Advisors Private Client

Services LLC, PIMCO/Allianz

International Advisors LLC, PIMCO

Advisors CD Distributors LLC,

PIMCO Equity Advisors LLC;

Allianz Private Client Services

LLC; PIMCO Equity Partners LLC;

Vice President Compliance Officer

of PIMCO Advisors Distributors

LLC; Principal, Secretary and

Compliance Officer of OCC

Distributors LLC; Executive Vice

President, Chief Legal Officer

and Secretary of OpCap Advisors

LLC, Oppenheimer Capital LLC

Vinh T. Nguyen	Vice President and Controller

Vice President and Controller of

PIMCO Advisors Private Client Services

LLC, Allianz Hedge Fund Partners

Holding L.P., Allianz Hedge Fund

Partners L.P., PIMCO Advisors

Holdings LLC, PIMCO/Allianz

International Advisors LLC, PIMCO

Advisors CD Distributors LLC,

PIMCO Europe Limited, PIMCO

Equity Advisors LLC, PIMCO Equity

Partners LLC, PIMCO Advisors

Advertising Agency Inc., PIMCO

Global Advisors LLC, PIMCO Global

Advisors (Resources) Limited,

PIMCO Japan Ltd, Allianz Private

Client Services LLC, StocksPLUS

Management, Inc., Allianz-PacLife

Partners LLC, Cadence Capital

Management LLC, NFJ Management Inc., NFJ Investment Group L.P., OCC

Distributors LLC, OpCap Advisors LLC,

Oppenheimer Capital LLC, Oppenheimer

Capital Australia Inc., Oppenheimer Group, Inc., Pacific Investment Management Company LLC;

PIMCO Advisors Distributors LLC,

Allianz Asset Management of

America LLC, Allianz Dresdner

Asset Management U.S. Equities

LLC

Newton B. Schott, Jr.	Managing Director, Chief Legal Officer and Secretary	Managing Director, Chief Administrative Officer, General Counsel, PIMCO Advisors Distributors LLC;

Tim Clark	Managing Director

Cadence Capital Management 265 Franklin Street, 11th Floor Boston, Massachusetts 02110
Name	Position with Advisor	Other Affiliations

David B. Breed	Managing Director, Chief Executive Officer	Director, Managing Director, Chief Executive Officer, Cadence Capital Management Inc.

William B. Bannick	Managing Director, Executive Vice President	Director, Managing Director, Cadence Capital Management Inc.

Katherine A. Burdon	Managing Director	Director, Managing Director, Cadence Capital Management Inc.

Bart J. O’Connor	Managing Director	Director, Managing Director, Cadence Capital Management Inc.

Michael J. Skillman	Managing Director	Director, Managing Director, Cadence Capital Management Inc.

Wayne A. Wicker	Managing Director	Director, Managing Director, Cadence Capital Management Inc.

Mary Ellen Melendez	Chief Operating Officer, Secretary	None

John C. Maney	Chief Financial Officer	See PIMCO Advisors Fund Management LLC

Barbara M. Green	Treasurer	None

Stewart A. Smith	Assistant Secretary	See PIMCO Advisors Fund Management LLC

NFJ Investment Group L.P. 2121 San Jacinto, Suite 1840 Dallas, Texas 75201
Name	Position with Advisor	Other Affiliations

Benno J. Fischer	Managing Director	Director, Managing Director, Co-Chairman, NFJ Management Inc.

John L. Johnson	Managing Director	Director, Managing Director, Co-Chairman, NFJ Management Inc.

Jack C. Najork	Managing Director	Director, Managing Director, Co-Chairman, NFJ Management Inc.

John C. Maney	Chief Financial Officer	See PIMCO Advisors Fund Management LLC

Vinh T. Nguyen	Controller	See PIMCO Advisors Fund Management LLC

Stewart A. Smith	Secretary	See PIMCO Advisors Fund Management LLC

Parametric Portfolio Associates

1151 Fairview Avenue N.

Seattle, Washington 98109

Name	Position with Portfolio Manager	Other Affiliations

Andrew Abramsky	Chief Operation Officer	None

William E. Cornelius	Chairman of the Board	Director of PPA Acquisition Corporation, DBA Parametric Portfolio Associates.

Brian Langstraat	Chief Executive Officer	Director of PPA Acquisition Corporation, DBA Parametric Portfolio Associates.

David M. Stein	Chief Investment Officer	Director of PPA Acquisition Corporation, DBA Parametric Portfolio Associates.

Dresdner RCM Global Investors LLC Four Embacadero Center San Francisco, CA 94111

Name	Position with Portfolio Manager	Other Affiliations

Dora Fong	Director of Finance	Same

Susan C. Gause	Member of Board of Managers; Chief Executive Officer; and Senior Managing Director	Same

Robert J. Goldstein	Managing Director, Secretary and General Counsel	Same

Joachim Maedler	Member of Board of Managers and Managing Director	Deputy Global Chief Executive Officer, Allianz Dresdner Asset Management

William L. Price	Chairman of Board of Managers; Senior Managing Director; and Global Chief Investment Officer	Same

Nicholas-Applegate Capital Management LLC 600 West Broadway San Diego, CA 92101

Name	Position with Portfolio Manager	Other Affiliations

Charles H. Field	Deputy General Counsel

Peter J. Johnson	Director Institutional Sales and Client Service

C. William Maher	Chief Financial Officer	Chief Financial Officer and Treasurer, Nicholas-Applegate Securities; Treasurer, Nicholas-Applegate Institutional Funds

E. Blake Moore, Jr.	General Counsel	President, Nicholas-Applegate Institutional Funds; General Counsel and Secretary, Nicholas-Applegate Securities; Director, Nicholas-Applegate Southeast Asia Fund

Arthur E. Nicholas	Chairman

Trustee and Chairman of the Board,

Nicholas-Applegate Institutional Funds;

Chairman and President, Nicholas-

Applegate Securities; Director and Chairman of the Board, Nicholas-

Applegate Fund, Inc.; President,

Nicholas-Applegate Securities

International LDC

Eric S. Sagerman	Head of Global Marketing

Horacio Valeiras, CFA	Chief Investment Officer

Marna Whittington	President

PIMCO Equity Advisors LLC 1345 Avenue of the Americas, 50th Floor New York, NY 10105
Name	Position	Other Affiliations

Kenneth W. Corba	Managing Director, Chief Executive Officer and Chief Investment Officer

Taegan D. Goddard	Managing Director and Chief Operating Officer

John C. Maney	Chief Financial Officer	See PIMCO Advisors Fund Management and Cadence and NFJ

Francis C. Poli	Executive Vice President, Chief Legal Officer and Assistant Secretary	See PIMCO Advisors Fund Management

Anne-Marie Pitale	Vice President, Director of Compliance

Vinh T. Nguyen	Vice President and Controller	See PIMCO Advisors Fund Management and NFJ

Stewart A. Smith	Vice President and Secretary	See PIMCO Advisors Fund Management and Cadence and NFJ

Dennis P. McKechnie	Managing Director

Jeffrey D. Parker	Managing Director

John K. Schneider	Managing Director, Marketing and Client Services

John E. Cashwell, Jr.	Senior Vice President

James P. Leavy	Senior Vice President

Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive, Suite 300 Newport Beach, CA 92660

Name	Business and Other Connections

Ahto, Laura A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Anderson, Joshua M.	Vice President, PIMCO.

Andrews, David S.	Senior Vice President, PIMCO.

Arnold, Tamara J.	Executive Vice President, PIMCO.

Asay, Michael R.	Executive Vice President, PIMCO.

Baker, Brian P.	Senior Vice President, PIMCO and PIMCO Asia PTE Limited.

Banno, Denise C.	Senior Vice President, PIMCO.

Beaumont, Stephen B.	Senior Vice President, PIMCO.

Benz II, William R.	Managing Director and Executive Committee Member, PIMCO.

Beyer, Nicolette	Vice President, PIMCO and PIMCO Europe Limited.

Bhansali, Vineer	Executive Vice President, PIMCO.

Bishop, Gregory A.	Senior Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Borneleit, Adam	Vice President, PIMCO.

Brittain, W.H. Bruce	Senior Vice President, PIMCO.

Brown, Erik C.

Vice President, PIMCO; Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO

Funds: Multi-Manager Series, and PIMCO Strategic Global Government Fund, Inc.

Brynjolfsson, John B.	Managing Director, PIMCO.

Burns, R. Wesley	Director, PIMCO; President and Trustee of the Trust and PIMCO Variable Insurance Trust; President and Director of PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

Burton, Kirsten	Vice President, PIMCO.

Callin, Sabrina C.	Senior Vice President, PIMCO; Vice President, StocksPLUS Management, Inc.

Chipp, William	Vice President, PIMCO.

Clark, Marcia K.	Vice President, PIMCO.

Conseil, Cyrille	Senior Vice President, PIMCO.

Cullinan, William E.	Vice President, PIMCO.

Cummings, Doug	Vice President, PIMCO.

Cummings, John B.	Vice President, PIMCO.

Cupps, Wendy W.	Executive Vice President, PIMCO.

Dada, Suhail	Senior Vice President, PIMCO.

Danielson, Brigitte	Vice President, PIMCO.

Dawson, Craig A.	Senior Vice President, PIMCO.

Dialynas, Chris P.	Managing Director, PIMCO.

Dorff, David J.	Senior Vice President, PIMCO.

Dunn, Anita	Vice President, PIMCO.

Durham, Jennifer E.	Vice President, PIMCO.

Easterday, Jeri A.	Vice President, PIMCO.

Eberhardt, Michael	Vice President, PIMCO and PIMCO Europe Limited.

El-Erian, Mohamed A.	Managing Director, PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

Ellis, Edward L.	Vice President, PIMCO.

Estep, Bret W.	Vice President, PIMCO.

Evans, Stephanie D.	Vice President, PIMCO.

Fields, Robert A.	Vice President, PIMCO.

Fisher, Marcellus M.	Senior Vice President, PIMCO.

Foss, Kristine L.	Vice President, PIMCO.

Fournier, Joseph A.	Vice President, PIMCO and PIMCO Asia PTE Limited.

Foxall, Julian	Vice President, PIMCO and PIMCO Australia Pty Limited.

Frisch, Ursula T.	Senior Vice President, PIMCO.

Fulford III, Richard F.	Vice President, PIMCO.

Gagne, Darius	Vice President, PIMCO.

Garbuzov, Yuri P.	Senior Vice President, PIMCO.

Gleason, G. Steven	Senior Vice President, PIMCO.

Goldman, Stephen S.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Gomez, Michael A.	Vice President, PIMCO.

Gore, Gregory T.	Vice President, PIMCO.

Graber, Gregory S.	Vice President, PIMCO.

Greer, Robert J.	Vice President, PIMCO

Gross, William H.	Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President of the Trust and PIMCO Variable Insurance Trust.

Gupta, Shailesh	Vice President, PIMCO and PIMCO Europe Limited.

Hague, John L.	Managing Director, PIMCO.

Hally, Gordon C.	Executive Vice President, PIMCO.

Hamalainen, Pasi M.	Managing Director, PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

Hardaway, John P.	Senior Vice President, PIMCO; Vice President, StocksPLUS Management, Inc.; Treasurer, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Funds: Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc.

Harris, Brent R.	Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and President, PIMCO Strategic Global Government Fund, Inc.

Harrison, Paul	Vice President, PIMCO and PIMCO Australia Pty. Ltd.

Harumi, Kazunori	Vice President, PIMCO and PIMCO Japan Limited.

Hastings, Arthur J.	Vice President, PIMCO.

Hayes, Ray C.	Senior Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Hinman, David C.	Executive Vice President, PIMCO.

Hodge, Douglas M.	Managing Director, PIMCO and PIMCO Asia Pacific.

Holden, Brent L.	Managing Director, PIMCO.

Holloway, Dwight F., Jr.	Executive Vice President, PIMCO and PIMCO Europe Limited.

Horsington, Simon	Vice President, PIMCO and PIMCO Europe Limited.

Hsu, Lori C.	Vice President, PIMCO.

Hudoff, Mark T.	Executive Vice President, PIMCO and PIMCO Europe Limited.

Hudson, James	Vice President, PIMCO and PIMCO Europe Limited.

Isberg, Margaret E.	Managing Director, PIMCO; Senior Vice President, the Trust and PIMCO Variable Insurance Trust.

Ishida, Koji	Vice President, PIMCO and PIMCO Japan Limited.

Ivascyn, Daniel J.	Senior Vice President, PIMCO, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

Jacobs IV, Lew W.	Executive Vice President, PIMCO.

Johnson, Elissa M.	Vice President, PIMCO and PIMCO Europe Limited.

Johnson, Kelly	Vice President, PIMCO.

Johnstone, Jim	Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Katz, Joshua	Vice President, PIMCO.

Kawamura, Kenji	Vice President, PIMCO and PIMCO Japan Limited.

Kelleher III, Thomas J.	Vice President, PIMCO.

Keller, James M.	Managing Director, PIMCO.

Kelly, Benjamin M.	Vice President,

Kennedy, Raymond G., Jr.	Managing Director, PIMCO.

Kido, Masahiro	Vice President, PIMCO and PIMCO Japan Limited.

Kiesel, Mark R.	Executive Vice President, PIMCO.

King, J. Stephen, Jr.	Vice President, PIMCO and StocksPLUS Management, Inc.

King, Stephanie L.	Vice President, PIMCO.

Kirkbaumer, Steven P.	Senior Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Kondo, Tetsuro	Vice President, PIMCO and PIMCO Japan Limited.

Kuhner, Kevin D.	Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Lackey, W. M.	Vice President, PIMCO.

Larsen, Henrik P.	Vice President, PIMCO, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Funds: Multi-Manager Series, and PIMCO Strategic Global Government Fund, Inc.

Lehavi, Yanay	Vice President, PIMCO.

Lindgren, Peter L.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Loftus, John S.	Managing Director, PIMCO; Senior Vice President, the Trust and PIMCO Variable Insurance Trust; Vice President and Assistant Secretary, StocksPLUS Management, Inc.

Low, Aaron	Vice President, PIMCO and PIMCO Asia PTE Limited.

Lown, David C.	Executive Vice President, PIMCO.

Ludwig, Jeffrey T.	Senior Vice President, PIMCO.

Makinoda, Naoto	Vice President, PIMCO and PIMCO Japan Limited.

Mallegol, Andre J.	Senior Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Mariappa, Sudesh N.	Managing Director, PIMCO.

Maronilla, Ramon	Vice President, PIMCO and PIMCO Asia Pte.

Martin, Scott W.	Vice President, PIMCO.

Martini, Michael E.	Senior Vice President, PIMCO.

Masanao, Tomoya	Senior Vice President, PIMCO and PIMCO Japan Limited.

Mather, Scott A.	Executive Vice President, PIMCO.

Matsuhisa, Robert L.	Vice President, PIMCO.

Matsui, Akinori	Senior Vice President, PIMCO and PIMCO Japan Limited.

Mayuzumi, Sugako	Vice President, PIMCO and PIMCO Japan Limited.

McCann, Patrick Murphy	Vice President, PIMCO.

McCray, Mark V.	Executive Vice President, PIMCO.

McCulley, Paul A.	Managing Director, PIMCO.

McDevitt, Joseph E.	Executive Vice President, PIMCO; Director and Chief Executive Officer, PIMCO Europe Limited; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

Meehan, James P., Jr.	Senior Vice President, PIMCO.

Meiling, Dean S.	Managing Director, PIMCO.

Metsch, Mark E.	Vice President, PIMCO.

Mewbourne, Curtis A.	Executive Vice President, PIMCO.

Miller, John M.	SeniorVice President, PIMCO.

Miller, Kendall P., Jr.	Vice President, PIMCO.

Millimet, Scott A.	Senior Vice President, PIMCO.

Mitchell, Gail	Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Moll, Jonathan D.	Executive Vice President, PIMCO.

Monson, Kirsten S.	Executive Vice President, PIMCO.

Moriguchi, Masabumi	Vice President, PIMCO and PIMCO Japan Limited.

Murata, Alfred T.	Vice President, PIMCO.

Muzzy, James F.	Managing Director, PIMCO; Chairman and Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President, the Trust and PIMCO Variable Insurance Trust;.

Nercessian, Terence Y.	Vice President, PIMCO.

Nieves, Roger O.	Vice President, PIMCO.

Norris, John F.	Vice President, PIMCO.

Nguyen, Vinh T.	Controller, PIMCO; Vice President and Controller, Allianz Dresdner Asset Management of America L.P., Cadence Capital Management LLC, Cadence Capital Management, Inc., NFJ Investment Group L.P., NFJ Management, Inc., StocksPLUS Management, Inc., PIMCO Advisors Distributors LLC, PIMCO Advisors Advertising Agency, Inc., Oppenheimer Group, Inc., PIMCO Global Advisors LLC, PIMCO Equity Advisors LLC, PIMCO Equity Partners LLC, Nicholas Applegate Holdings LLC, Oppenheimer Capital LLC, OCC Distributors LLC, OpCap Advisors LLC, Allianz Hedge Fund Partners L.P., PIMCO Advisors Managed Accounts LLC, and Allianz Private Client Services LLC.

O’Connell, Gillian	Vice President, PIMCO and PIMCO Europe Limited.

Okamura, Shigeki	Senior Vice President, PIMCO and PIMCO Japan Limited.

Okun, Ric	Vice President, PIMCO.

Ongaro, Douglas J.	Senior Vice President, PIMCO; Senior Vice President, the Trust and PIMCO Variable Insurance Trust.

Otterbein, Thomas J.	Executive Vice President, PIMCO.

Palghat, Kumar N.	Senior Vice President, PIMCO and PIMCO Australia Pty Limited.

Palmer, Richard H.	Vice President, PIMCO.

Pan, Evan T.	Vice President, PIMCO and PIMCO Japan Limited.

Pardi, Peter Paul	Senior Vice President, PIMCO and PIMCO Europe Limited.

Parikh, Saumil H.	Vice President, PIMCO.

Paulson, Bradley W.	Senior Vice President, PIMCO.

Perez, Keith	Senior Vice President, PIMCO.

Pflug, Bruce	Senior Vice President, PIMCO; Vice President, the Trust and PIMCO Variable Insurance Trust.

Phansalkar, Mohan V.	Executive Vice President, Chief Legal Officer and Assistant Secretary, PIMCO; Secretary, StocksPLUS Management, Inc.

Philipp, Elizabeth M.	Executive Vice President, PIMCO.

Pittman, David J.	Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Plein, Jeffrey L.	Vice President, PIMCO and PIMCO Japan Limited.

Podlich III, William F.	Managing Director, PIMCO.

Porterfield, Mark	Senior Vice President, PIMCO.

Powers, William C.	Managing Director and Executive Committee Member, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

Prince, Jennifer L.	Vice President, PIMCO.

Qu, Wendong	Vice President, PIMCO.

Ramsey, James	Senior Vice President, PIMCO.

Ravano, Emanuele	Executive Vice President, PIMCO and PIMCO Europe Limited.

Reimer, Danelle J.	Vice President, PIMCO.

Reimer, Ronald M.	Vice President, PIMCO.

Reisz, Paul W.	Vice President, PIMCO.

Repoulis, Yiannis	Vice President, PIMCO and PIMCO Europe Limited.

Rodgerson, Carol E.	Vice President, PIMCO.

Rodosky, Stephen A.	Vice President, PIMCO.

Rollins, Melody	Vice President, PIMCO.

Romano, Mark A.	Senior Vice President, PIMCO; Senior Vice President, the Trust and PIMCO Variable Insurance Trust.

Rosiak, Jason R.	Vice President, PIMCO.

Rowe, Cathy T.	Vice President, PIMCO.

Ruthen, Seth R.	Executive Vice President, PIMCO.

Sargent, Jeffrey M.	Senior Vice President, PIMCO, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Funds: Multi-Manager Series, and PIMCO Strategic Global Government Fund, Inc.

Schmider, Ernest L.	Managing Director and Secretary, PIMCO; Director and Assistant Secretary, StocksPLUS Management, Inc.

Scholey, Leland T.	Senior Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Schucking, Ivor E.	Senior Vice President, PIMCO.

Schulist, Stephen O.	Senior Vice President, PIMCO.

Scibisz, Iwona E.	Vice President, PIMCO.

Seliga, Denise C.	Senior Vice President, PIMCO.

Sellers, Devin L.	Vice President, PIMCO.

Shaler, Timothy L.	Vice President, PIMCO.

Sharp, William E.	Vice President, PIMCO.

Sheehy, Erica H.	Vice President, PIMCO.

Simon, W. Scott	Executive Vice President, PIMCO.

Spalding, Scott M.	Vice President, PIMCO,the Trust, and PIMCO Variable Insurance Trust.

Stauffer, Christina	Vice President, PIMCO, the Trust, and PIMCO Variable Insurance Trust.

Strelow, Peter G.	Vice President, PIMCO.

Stuttard, Jamie	Vice President, PIMCO and PIMCO Europe Limited.

Takano, Makoto	Executive Vice President, PIMCO and PIMCO Japan Limited.

Takechi, Yoichi	Vice President, PIMCO and PIMCO Japan Limited.

Telish, Christine M.	Vice President, PIMCO.

Theodore, Kyle J., Jr.	Senior Vice President, PIMCO.

Thomas, Lee R.	Managing Director, PIMCO; Member, PIMCO Partners LLC.

Thompson, William S.	Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO; Director and President, StocksPLUS Management, Inc.; Senior Vice President, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Variable Insurance Trust.

Thurston, Powell C.	Vice President, PIMCO.

Tyson, Richard E.	Senior Vice President, PIMCO.

Vallarta-Jordal, Maria-Theresa F	Vice President, PIMCO.

Van de Zilver, Peter A.	Vice President, PIMCO.

van Heel, Marc	Senior Vice President, PIMCO and PIMCO Europe Limited.

Weil, Richard M.	Managing Director and Chief Operating Officer, PIMCO.

Willemsen, Michael J.	Vice President, PIMCO, the Trust, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

Wilson, Barry L.	Vice President, PIMCO.

Wilson, John F.	Executive Vice President, PIMCO and PIMCO Australia Pty Limited.

Wilson, Susan L.	Executive Vice President, PIMCO.

Witham, Tamara L.	Vice President, PIMCO.

Wood, George H.	Executive Vice President, PIMCO.

Worah, Mihir P.	Vice President, PIMCO.

Wyman, Charles C.	Executive Vice President, PIMCO.

Young, David	Senior Vice President, PIMCO and PIMCO Europe Limited.

Yu, Cheng-Yuan	Senior Vice President, PIMCO.

Yu, Walter	Vice President, PIMCO.

Zhu, Changhong	Executive Vice President, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260.

The address of Allianz Dresdner Asset Management of America L.P. is 888 San Clemente Drive, Suite 100, Newport Beach, CA 92660.

The address of PIMCO Advisors Distributors LLC is 2187 Atlantic Street, Stamford, CT 06902.

8

Item 27.	Principal Underwriters.

(a)	PIMCO Advisors Distributors LLC (the “Distributor”) serves as Distributor of shares for the Registrant and also of PIMCO Funds: Pacific Investment Management Series. The Distributor is an affiliate of PIMCO Advisors Fund Management LLC, the Registrant’s Adviser.

(b)

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Erik M. Aarts	Vice President, Fixed Income Product Manager	None
Kiley Andresen	Vice President, National Accounts Manager	None
Lincoln Baca	Vice President	None
Michael E. Brannan	Vice President	None
Deborah P. Brennan	Vice President, Compliance Officer	None
Matthew W. Brown	Vice President	None
Frederick J. Bruce	Vice President	None
Martin J. Burke	Senior Vice President, Divisional Sales Manager	None
Terry L. Bussard	Vice President	None
Paul C. Cahill	Vice President	None
Timothy R. Clark	Manging Director and Executive Vice President, Product Development	None
Cindy Colombo	Vice President, Retirement Plans	None
Lesley E. Cotten	Vice President, On-Line Content Development Manager	None
Patrick M. Coyne	Vice President, International Product Manager	None
Paul DeNicolo	Vice President	None
Jonathan P. Fessel	Vice President	None
Michael J. Gallagher	Vice President	None
Joseph F. Gengo	Vice President	None
Ronald H. Gray	Vice President	None
Daniel F. Hally	Vice President	None
JoAnn Ham	Vice President	None
Ned E. Hammond Jr.	Vice President	None
Derek B. Hayes	Sr. Vice President, Operations	None
Kristina S. Hooper	Vice President, Equity Product Manager	None
Christopher J. Horan	Vice President	None
John B. Hussey	Vice President	None
Brian Jacobs	Manging Director and Senior Vice President, National Sales Director	None
Stephen R. Jobe	Sr. Vice President, Marketing	None
Dustin P. Kanode	Vice President	None
Andrew G. Laing	Vice President	None
Stephen R. Laut	Vice President	None
William E. Lynch	Senior Vice President, Divisional Sales Manager	None
Stephen A. Maginn	Manging Director and Executive Vice President, Sales	None
Andrew J. Maloney	Vice President	None
John Maney	Chief Financial Officer and Treasurer	None
Ann H. McAdams	Vice President	None
Joseph McMenamen	Vice President	None
Wayne F. Meyer	Vice President	None
Andrew Jay Meyers	Manging Director and Executive Vice President, Director of Marketing	None
Rosalie L. Milburn	Vice President	None
Laura Miller	Compliance Officer	None
Fiora N. Moyer	Vice President	None
Kerry A. Murphy	Vice President, National Accounts Manager	None
George E. Murphy	Vice President	None
Phillip J. Neugebauer	Manging Director and Sr. Vice President, Public Relations	None
Vinh T. Nguyen	Vice President, Controller	None
Kelly Orr	Vice President	None
Joffrey H. Pearlman	Vice President	None
Glynne P. Pisapia	Vice President	None
Frank C. Poli	Vice President, Compliance Officer	None
Jennifer L. Quigley	Vice President	None
Robert J. Rokose	Vice President, Controller	None
James Scott Rose	Vice President	None
Jay S. Rosoff	Senior Vice President, Divisional Sales Manager	None
Stephen M. Rudman	Senior Vice President, Divisional Sales Manager	None
Anne Marie Russo	Vice President, Human Resources	None
James M. Sambrook	Vice President, Manager, Systems	None
Newton B. Schott Jr.	Manging Director, General Counsel Executive Vice President, Chief Administrative Officer, Secretary	Vice President and Secretary
Eugene M. Smith Jr.	Vice President, Design Director	None
Cathy Smith	Vice President, Copy Director	None
Robert M. Smith	Vice President	None
Stewart Smith	Assistant Secretary	None
Frederick S. Teceno	Vice President	None
William H. Thomas Jr.	Senior Vice President, Divisional Sales Manager	None
Kathleen C. Thompson	Vice President, National Account Liaison	None
Stephen J. Treadway	Managing Director and Chief Executive Officer	Trustee, President and Chief Executive Officer
Paul H. Troyer	Senior Vice President	None
Teresa L. Vlachos	Vice President, Sales Desk Manager	None
James Ward	Director of Human Resources	None
Nicholas K. Willett	Senior Vice President, Divisional Sales Manager	None
Glen A. Zimmerman	Vice President, Database Marketing Manager	None

* Principal business address for all individuals listed is 2187 Atlantic Street, Stamford, CT 06902 or 888 San Clemente, Newport Beach, CA 92660.

(c)	The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.	Location of Accounts and Records.

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 21 West 10th Street, Kansas City, Missouri 64105, Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105, and/or PFPC Inc., PO Box 9688, Providence, Rhode Island 02940.

Item 29.	Management Services.

Not Applicable.

Item 30.	Undertakings.

Not Applicable.

NOTICE

A copy of the Agreement and Declaration of Trust of PIMCO Funds: Multi-Manager Series (the “Trust”), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 87 (the “Amendment”) to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused the Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Stamford, and the State of Connecticut on the 31st day of March, 2004.

PIMCO FUNDS: MULTI-MANAGER SERIES

By:	/s/ Newton B. Schott, Jr.
Newton B. Schott, Jr.
President, Chief Executive Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 87 has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Stephen J. Treadway* Stephen J. Treadway	Trustee and Chairman	March 31, 2004

/s/ Newton B. Schott, Jr. Newton B. Schott, Jr.	President, Chief Executive Officer and Secretary	March 31, 2004

/s/ John P. Hardaway* John P. Hardaway	Treasurer and Principal Financial and Accounting Officer	March 31, 2004

/s/ Donald P. Carter* Donald P. Carter	Trustee	March 31, 2004

/s/ E. Philip Cannon* E. Philip Cannon	Trustee	March 31, 2004

/s/ Gary A. Childress* Gary A. Childress	Trustee	March 31, 2004

/s/ Theodore J. Coburn* Theodore J. Coburn	Trustee	March 31, 2004

/s/ W. Bryant Stooks* W. Bryant Stooks	Trustee	March 31, 2004

/s/ Gerald M. Thorne* Gerald M. Thorne	Trustee	March 31, 2004

* By:	/s/ Newton B. Schott, Jr.
Newton B. Schott, Jr.
Attorney-In-Fact

Date: March 31, 2004